UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22818

Westchester Capital Funds
  (Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York  10595
 (Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

December 31, 2015

Annual Report

THE MERGER FUND

WCM ALTERNATIVES:

EVENT-DRIVEN FUND

	Total Firm AUM:	$5.4 billion
STANDARDIZED	Strategy Assets:
PERFORMANCE SUMMARY	Merger Arbitrage[1]	$4.9 billion
As of December 31, 2015	Multi-Event[2]	$560.8 million

	Average Annual Total Return (%)
Merger Arbitrage	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund
(Investor)	1.25	-0.82	-0.82	1.88	3.24	6.32
The Merger Fund
(Institutional)	1.36	-0.52	-0.52	n/a	n/a	1.36

	Annual Operating Expense Ratio (%)[3]
	Gross	Net	Expenses Before
Merger Arbitrage	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[3]	Expenses[4]	Inception	AUM
The Merger Fund
(Investor)	1.70%	1.56%	1.25%	01/31/1989	$3.5 b
The Merger Fund
(Institutional)	1.46%	1.32%	1.01%	08/01/2013	$1.2 b

	Average Annual Total Return (%)
Insurance
Dedicated Funds	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund VL	0.95	-0.90	-0.90	1.54	4.61	4.93

Annual Operating Expense Ratio (%)[3]
Insurance	Gross	Net	Expenses Before
Dedicated Funds	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[5]	Expenses[4]	Inception	AUM
The Merger Fund VL	2.82	1.76	1.40	05/24/2004	$33.1 m

	Average Annual Total Return (%)
Multi-Event	QTD	YTD	1 YR	5 YR	10 YR	Life
Event-Driven Fund	1.52	-2.08	-2.08	n/a	n/a	0.85

Annual Operating Expense Ratio (%)[3]
	Gross	Net	Expenses Before
Multi-Event	Expense	Expense	Investment Related	Performance	Fund
	Ratio	Ratio[6]	Expenses[4]	Inception	AUM
Event-Driven Fund	4.76	2.47	1.74	01/02/2014	$96.5 m

Q4 and YTD performance are not annualized. Performance data quoted represent past performance; past performance does not guarantee future results. The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com. Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Funds’ prior investment advisor. Messrs. Behren and Shannon, the Funds’ current portfolio managers, have served as co-portfolio managers of the Funds since 2007.

1Includes USD 57 million in private funds advised by Westchester Capital Management, LLC’s affiliated invested advisor; 2Includes USD 464 million in sub- advised funds. 3Expense ratios are as of a fund’s most recent prospectus. Prospectus dates vary among funds. For The Merger Fund, expense ratios are as of March 15, 2015. The Advisor has contractually agreed to waive a portion of its management fee until December 31, 2016 if its assets exceed certain thresholds, beginning  at $1.5 billion. For The Merger Fund VL, expense ratios are as of the April 30, 2015 prospectus. For the Event-Driven Fund, expense ratios are as of the March 15, 2015 prospectus. 4Investment related expenses include acquired fund fees and expenses, interest expense, borrowing expense and dividend expense on securities sold short. 5The Merger Fund VL: The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.40%.  The expense limitation is expected to apply until December 31, 2016 except that it may be terminated by the Board of Trustees at any time. 6Event-Driven Fund: The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses of the institutional class of shares to an amount not to exceed 1.74%.  The expense limitation is expected to apply until December 31, 2016, except that it may be terminated by the Board of Trustees at any time.

MARKET INDICES	QTD	YTD	1 YR	3 YR	5 YR	10 YR
Morningstar
Category Average:
Market Neutral	-0.10%	-0.25%	-0.25%	1.52%	1.41%	1.60%
Barclays Aggregate
Bond Index	-0.56%	0.57%	0.57%	1.44%	3.26%	4.52%
MSCI World Index	5.62%	-0.32%	-0.32%	10.23%	8.19%	5.56%
S&P 500 Index	7.04%	1.38%	1.38%	15.13%	12.57%	7.31%
HFRX Merger
Arbitrage Index	3.20%	8.40%	8.40%	4.84%	2.64%	4.60%
HFRX Event
Driven Index	-0.60%	-6.94%	-6.94%	0.55%	0.49%	0.94%

Fellow Shareholders,

Our Funds rebounded modestly and resumed their historical run-rate during the fourth quarter, capping a remarkably messy outlier year. We are not happy absorbing only our third down year in the 26 years since inception in 1989. Our full-year performance of -0.82% for The Merger Fund (“MERFX”) and -2.08% for our Event Driven Fund (“WCEIX”) includes the Q4 bounce-back of 1.25% and 1.52% respectively, and reflects stabilization that has begun to occur in the arbitrage investment space. Our standard deviation continued to run at approximately one quarter of that of the S&P, with betas of just 0.18 (MERFX) and 0.30 (WCEIX).1

Interestingly, when the average investor considers the worst years for the stock market in general, many will reflexively cite the crash of 1987, 1989, the dotcom bubble of 2000 – and of course the 2008 financial crisis. Most casual observers would not have 2015 high on their list. On the surface, U.S. economic indicators flashed green: markets hit record highs early in the year; unemployment continued to decrease; gas prices fell, putting more cash in consumers’ wallets and borrowing costs remained accommodatingly low. More relevant to us, mergers & acquisitions (“M&A”) activity exceeded the record level set in 2007.

However, by year end the Fed had embarked upon the long-anticipated “lift-off” of interest rates, disrupting worldwide market tranquility. Energy prices continued to tumble, as did commodity prices.2 Historic volatility swings roiled securities markets as well as the mutual fund landscape late in 2015, and the average fund in nearly every category posted negative returns for the calendar year. An analysis by Societe Generale claimed that 2015 was “the hardest year to generate returns since 1937,” and we would certainly agree.3 A narrow group of stocks were higher for the year, with overall index performance hiding losses in most securities, raising the possibility that we are in the midst of a “stealth bear market.” We have managed the portfolio through previous business cycles, and during such periods we continue to refine all aspects of our investment process and hope to build upon past, and increase future, outperformance vs. our peers.

A Paradoxical year

Early year headlines bubbled with optimism as the S&P 500 Index and other major U.S. markets touched record highs in the second quarter. Transaction records were smashed in the M&A space with deal volume reaching $4.6 trillion globally, the highest on record—surpassing the $4.3 trillion executed

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[1]	As of 12/31/2015 the standard deviation of The Merger Fund® was 2.72% versus 10.62% for the S&P 500 Index and 10.96% for the MSCI World Index.
[2]	The Goldman Sachs Commodity Index is down 60% from its 2008 peak as of the end of 2015.
[3]	A Most Challenging Year by Zachary Karabell, Envestnet PMC, January 11, 2016

in 2007. In the U.S. alone, volumes reached a record $2.3 trillion, and 58 of those transactions included mergers of $10 billion or more (see chart below, courtesy of Jefferies LLC). The pipeline backlog is promising for 2016 as well.

But as the ordinarily sleepy dog days of summer progressed, volatility arrived, and with it came significant declines in virtually all global financial markets. If one were to remove the “FANG” stocks (Facebook, Amazon, Netflix and Google) which supported the S&P 500 and NASDAQ Index, both indices would have been down for the year. As Goldman Sachs notes, “FANGs comprise 20% of the Nasdaq 100 and 5.5% of the S&P 500 yet they contributed +3.5% of performance to S&P’s overall return (or lack thereof) this year.”4  That positive contribution masked a phantom market correction in the major U.S. market indices. Even so, U.S. equity performance compares favorably to more significant losses experienced in Europe and Asia.

Bonds were no stroll in the park either. U.S. indices were down from 1% to as much as 5% depending on the subcategory, and global bonds fared considerably worse, with many emerging markets losing well more than ten percent. Credit-rating agencies downgraded 863 issuers last year, accounting for the largest number and greatest portion of ratings actions since 2009. The average spread over benchmark government yields for highly rated debt has widened to 183 basis points, the most in three years, from 118 bps in March.5  As we discussed in prior letters, rising rates and/or widening bond spreads can cause loss of principal in fixed income investments. According to Bank of America Merrill Lynch indices, investors lost 0.2% on global corporate bonds in 2015, net of interest received, snapping a string of annual gains that averaged 7.9 percent over the previous six years.

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[4]	Investment Strategy by Jeffrey Saut, Raymond James, January 4, 2016
[5]	Bloomberg, Some Trillion Dollars Later, The Corporate Debt Boom Looks Exhausted, 1-28-16

The Fed’s 0.25% interest-rate increase (and likely subsequent increases) should be reflected in deal spreads as we move forward, providing the potential for higher rates of returns on successful transactions. The Fed’s policy has a direct impact on short-term government debt whose yields are sensitive to changes in the fed-fund rate, as evidenced by the two-year note currently offering in excess of 1%, up from roughly 60 bps since the December increase. While we do not position our portfolio to have directional exposure to either stocks or bonds, there tends to be a correlation between the risk-free investment rate (such as treasury bills), also known as the cost of capital, and the performance of absolute-return strategies such as merger arbitrage.

Even alternative investments provided little shelter this past year.  Numerous high profile hedge funds lost money this year, including sub-strategies from managed futures, to unconstrained fixed income, to multi-strategy and event-driven funds.

According to Morningstar, the average mutual fund in all major asset classes delivered negative performance on the year.6 Riskier assets, such as emerging markets securities, performed the poorest.  Strikingly, none of the alternative categories escaped a negative return on the year – not even bear market funds.7

WCM YEAR AND QUARTER IN REVIEW

While acknowledging our own shortcomings, the aforementioned market and industry backdrop provides important context as we evaluate our own performance for 2015. As noted, we were largely successful in selecting high probability transactions in 2015 but are disappointed to not have achieved better returns despite the challenging market environment.

Although during the fourth quarter our funds recovered a respectable 1.25% (MERFX), 0.95% (MERVX) and 1.52% (WCEIX) from the negative performance exhibited during the market dislocations of Q3, our full year performances of -0.82%, -0.90% and -2.08% respectively were disappointing, as existing merger spreads widened out and spin-off and restructuring performance was shockingly weak. The second half of 2015 introduced a number of challenges which caused deal spreads to widen and, in hindsight, we observe that certain categories of investments, which had been consistently accretive to our performance and helpful to our risk profile in the past, have not been as successful over the recent periods of market weakness. Spin-offs, for example had been a reliable

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[6]	Daily Alts, Weekend Reading 2015 Recap, Fund Flows, Fund Closures, 1-3-16
[7]	Ibid

source of alpha up until this year. The concrete separation of disparate businesses has usually allowed for re-valuation of the individual parts, and has dependably served to enhance value in previous years. In fact, 2015 saw 79 completed spin-offs, collectively worth $245 billion, the highest in 20 years, according to Dealogic.8

Completed Spin-offs 2015
Du Pont De Nemours	spin-off	Chemours
General Electric Co.	spin-off	Synchrony Financial
Ventas Inc.	spin-off	Care Capital Properties
Northstar Realty Finance	spin-off	Northstar Realty Europe Corp.
Ebay Inc.	spin-off	Paypal Holdings
SPX Corp.	spin-off	SPX Flow
Computer Sciences Corp.	spin-off	CSRA Inc.
Baxter International Inc.	spin-off	Baxalta Inc.
EnergizerHoldings Inc.	spin-off	Edgewell Personal Care Co.

Pending Spin-offs
Alcoa Inc.
Air Products & Chemicals Inc.
Johnson Controls Inc.
Dow Chemical Co.
Hertz Global Holdings Inc.
WR Grace & Co.
Du Pont De Nemours
Yahoo

Worth noting, however is that seven of the top ten largest U.S. spin-offs are trading below the level they opened at on their first day of regular-way trading. The worst performer in the “not top ten” is Chemours Co., spun off by DuPont. Chemours was decidedly not teflon-like (its most famous product), as the stock opened at $16 per share in July and is currently trading close to $6.

Spun-off companies and subsidiaries, separately trading as more bite-sized acquisitions, are often gobbled up by larger industry players, but most recently, that theme has only played out with Baxalta Inc., a provider of immune deficiency and hemophilia treatments, spun off from Baxter International.  Baxalta recently signed an agreement to be purchased by Shire PLC in a gigantic $32 billion stock and cash transaction expected to close during the third quarter.

__________

[8]	WSJ, 2015 Has Been A Spotty Year for Spinoffs, December 9, 2015

Yahoo’s plan to spin-off its 384 million shares in Chinese e-commerce company Alibaba appears stuck in the mud. Yahoo had been searching for a tax-efficient method of monetizing its interest in Alibaba, which currently accounts for approximately two-thirds of the value of Yahoo as a company but virtually all of its market capitalization (as Yahoo is trading barely above the value of its shares held in Alibaba). After the IRS declined to provide an advance ruling that the spin-off would be non-taxable, Yahoo cancelled it and now claims to be considering alternate methods of unlocking shareholder value. Options include a spin-off of its core business and possibly its stake in Yahoo Japan as well.9 Several activist shareholders have called for immediate action, which we fully support, and accordingly we have hedged out our exposure to Alibaba through a short position representing the shares embedded in each share of Yahoo.

Median annualized merger arbitrage spreads fluctuated throughout the year from 6% in 1Q15 to slightly over 8% in 4Q15, with an average of approximately 7%.10 Contributing to volatility were the following factors: the perception of above-average deal risks stemming from antitrust, regulatory, political and legal issues; the size of several deals versus the relative lack of investment capital to compress the spread; general market uncertainty due to Federal Reserve actions, energy price weakness and overall geopolitical instability.  In addition, there appeared to be a bit of a “hang-over” from recent unsuccessful transactions that inhibited investor risk tolerance and hurt performance.

Two notable examples are as follows:

•
Comcast-Time Warner Cable:  Comcast Corp. had struck a $45.2 billion deal to buy Time Warner Cable Inc. in February 2014, a bid to combine the nation’s two biggest cable operators. Many on Wall Street believed the deal had a strong chance of being approved, though concessions to regulators were expected. The deal faced objections from the Justice Department, which was concerned that the merger would make Comcast “an unavoidable gatekeeper for Internet-based services that rely on a broadband connection to reach consumers.” This transaction was terminated in April.  Although we were invested in this deal, Time Warner Communications quickly agreed to a replacement transaction with Charter Communications, thus mitigating some of our loss on the position.

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[9]	CNNMoney, Hedge Fund is Sick of Marissa Mayer as CEO of Yahoo, January 6, 2016
[10]	UBS US M&A Review: 2015 and 4Q15

•
Staples-Office Depot: We avoided this deal because of concerns over a probable difficult regulatory review. Staples Inc. agreed to acquire its rival Office Depot Inc. in February in a $6 billion transaction that would merge the country’s two largest office supply stores. The companies argued that they face increased competition from Internet and big-box retailers such as Amazon and Wal-Mart; however antitrust regulators, concerned that the tie-up would eliminate much competition and lead to higher prices for bulk office supplies sued to block the transaction.

2016 OUTLOOK

The significant volatility that plagued investors throughout 2015, especially in the late summer, has continued into 2016 unabated. As of mid-January, the markets have dropped sharply, unusually correlated with continued energy price weakness and a further collapse of Chinese equity markets.

Nonetheless, we remain optimistic regarding transformational corporate transaction activity. Companies appear enthusiastic about pursuing M&A; in an Ernst & Young survey published in October, almost 60 percent of executives expected to carry out acquisitions in the next 12 months, up from 40% a year earlier.11   The momentum for continued activity is partly fueled by the positive market reaction to both the announcements and completions of transactions, as well as frequently seen “copycat transactions” by competitors trying to keep pace.  Moreover, debt remains cheap, stock prices are high by historic standards and corporate balance sheets are still estimated to hold as much as $2.6 trillion in cash.  All of these factors provide optimism for a continued surge of transaction activity in the New Year.12

High-quality arbitrage investments on announced merger transactions offer rates of return which are comprised of a spread, known as a risk premium, over the cost of capital, to account for the potential risk of investing in mergers. Therefore, the strategy is naturally positioned in the event that, were interest rates to rise, investments such as ours, with an embedded risk component, would need to provide a greater return than a risk-free investment, and market forces would gradually widen deal spreads to accommodate this dynamic.

Additionally, recent market movements and “risk-off” investor psychology has increased the relative attractiveness of merger arbitrage investments versus parts of the fixed-income universe (see below chart provided by Jefferies LLC).

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[11]	Bloomberg, 2015 Was Best-Ever Year for M&A: This Year Looks Good Too, January 5, 2015
[12]	Ibid

Here are several transactions which by our assessment have gotten more attractive since Q3:

		As of October 31, 2015
		Annualized Rate	Market-Implied
Target	Buyer	of Return if	Likelihood of Deal
		Completed*	Completion**
Time Warner	Charter
Cable	Communications	11%	77%
BG Group	Royal Dutch Shell	37%	81%
Broadcom Corp	Avago Technologies	14%	85%
Precision	Berkshire
Castparts	Hathaway Inc.	5%	95%

		As of December 31, 2015
		Annualized Rate	Market Implied	WCM Estimated
Target	Buyer	of Return if	Likelihood of DealLikelihood of Deal
		Completed*	Completion**	Completion***
Time Warner	Charter
Cable	Communications	15%	74%	90%
BG Group	Royal Dutch Shell	77%	83%	92%
Broadcom Corp	Avago Technologies	29%	93%	97%
Precision	Berkshire
Castparts	Hathaway Inc.	13%	96%	98%

* The ‘Annualized Rate of Return if Completed’ shown represents the potential return then available on the subject investment if the announced transaction occurs on the announced terms and timeline. Any such investment would be subject to a number of conditions and risks and the investment’s actual return may differ from that shown for a number of reasons, including because the transaction may not occur at all or may not occur on the expected terms or timeline. Please see a summary of the risks or conditions that can adversely affect merger-arbitrage related investments on page 13 of this report and in the Funds’ prospectus. The annualized rates of return shown in the table are not intended to be representative of the annualized rates of return on investments held by the Funds, do not reflect adjustments for related expenses, such as fund operating expenses, and are not intended to indicate how the overall Funds might perform in the future. The Funds’ actual investment positions in the transactions listed as of December 31, 2015 are shown in the Schedules of Investments and those positions may not represent a significant portion of the Funds’ portfolio. The Funds’ investment positions may change at any time.

Potential annualized return is calculated as of the end of October and December respectively, through the announced closing date of the deal.  Time Warner is expected to close on 07/01/16. As of February 23, 2016, The BG Group, Broadcom Corp, and Precision Castparts deals have closed.

** Market-implied likelihood of success is calculated by dividing the difference between the trading price and expected downside price in the event of deal termination, by the difference between the deal price and the expected downside in the event of deal termination. I.E.> (Trading Price-Downside Price)/(Deal Price-Downside Price). Downside price represents the price at which the security traded immediately prior to the public announcement of the merger, reorganization or other event. There can be no assurance that the values of affected securities will not trade at prices below the expected downside prices used in the table above.

***The Adviser’s quantitative estimate, as of January 11, based upon but not limited to the Adviser’s assessment of various factors such as pending regulatory approvals, necessary shareholder votes, financing considerations and the merger agreement.

We opportunistically adjust our positioning and allocation according to the risk-adjusted return, not just of individual investments, but of types of transactions as well.  Given that the risk/return profile of more straightforward (or “plain vanilla”) merger arbitrage investments has improved significantly, it is likely that investors will see a greater concentration of such transactions in our portfolios in the coming months.

The last year or so has been a stark reality check for those of us who have been in the business through several market cycles. We have been surprised by unprecedented governmental as well as company actions, on top of the unpredictability of the market in general.  We try to learn what we can during these periods and are continually reevaluating our investment methodology, portfolio construction, and most importantly our risk management processes.

In light of the recent volatility surge and capital market action, we intend to provide a series of monthly updates regarding our positions, relevant market data and an up-to-date transaction and opportunities outlook. It will be available on our website as well as via email distribution.

OUR COMPANY

WCM now manages a total of five SEC-registered mutual funds. Our other vehicles span a spectrum from lower-return, lower-volatility expectations to higher volatility with potentially higher return expectations:

Account	Vehicle	Strategy	Inception
The Merger Fund®
Investor Share
Class (MERFX)	SEC ‘40-Act Fund	Merger Arbitrage	1989
Institutional Share
Class (MERIX)	SEC ‘40-Act Fund	Merger Arbitrage	2013
The Merger
Fund VL (MERVX)	Variable Insurance Trust	Merger Arbitrage	2004
Dunham Monthly
Distribution Fund	Sub-advised
(DNMDX)	SEC ‘40-Act Fund	Event-Driven	2008
WCM Alternatives:
Event-Driven
Fund (WCEIX)	SEC ‘40-Act Fund	Event-Driven	2014
JNL/Westchester
Capital Event	Sub-advised
Driven Fund	SEC ‘40-Act Fund	Event-Driven	2015

As usual, quarterly statistical summaries for any of our vehicles are provided within two weeks of the end of the quarter typically one month prior to the release of the quarterly letter. They are available electronically on our website, and we would be happy to provide a scheduled email as soon as the data becomes available. For convenience, investors can arrange for e-alerts of important Fund communications. Through our website at www.westchestercapitalfunds.com, you can check direct account balances, make purchases and sales, and sign up for notification of trade confirmations, statements and shareholder communications via e-mail.

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in any fund, carefully consider the investment objectives, risks, charges and expenses. For a prospectus or summary prospectus containing this and other fund information, please call (800) 343-8959. Please read the prospectus carefully before investing. The Merger Fund VL is available through variable products offered by third-party insurance companies. For a prospectus containing information for any variable annuity or variable life product that invests in The Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  To obtain a prospectus for the

Dunham Monthly Distribution Fund, please visit www.dunham.com. Please read it carefully before investing. Shares of JNL/Westchester Capital Event Driven Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the fund are not offered directly to the public. For a prospectus containing information for any variable annuity or variable life product that  invests in the Fund, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus  for the underlying funds. Please read it carefully before investing. Variable annuities are long-term, tax-deferred investments designed for retirement, involve investment risks and may lose value. Earnings are taxable as ordinary income when distributed and may be subject to a 10% federal tax penalty if withdrawn before age 59½. Optional benefit costs are added to the ongoing fees and expenses of the variable annuity.

Variable annuities (VA650, VA660) are issued by Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and in New York (VA650NY, VA660NY) by Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York). Variable annuities are distributed by Jackson National Life Distributors LLC, member FINRA. May not be available in all states and state variations may apply. These products have limitations and restrictions, including withdrawal charges, recapture charges and excess interest adjustments (interest rate adjustments in New York) where applicable. Jackson® issues other annuities with similar features, benefits, limitations and charges. Contact Jackson for more information. Jackson is the marketing name for Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  Please see the Schedules of Investments in this report for complete lists of fund holdings..

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Merger‐arbitrage and event‐driven investing involves the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Funds’ return on the investment will be negative. Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States. The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long‐only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark‐ups and other transaction costs. The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Funds’ may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion. If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. Derivatives may create leverage which will amplify the effect of the performance of those instruments on the Funds’ and may produce significant losses. The Funds hedging strategy will be subject to the Funds’ investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the  hedging strategy and the performance of the investments in the portfolio being hedged.

References to other mutual funds do not construe an offer of those securities.

The views expressed are as of February 4, 2016 and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  This document does not replace portfolio and fund-specific materials.

Definitions: The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The MSCI World Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed economies; The Barclays Aggregate Bond Index is an intermediate term index comprised of investment grade bonds;  The Morningstar Category: Market Neutral is an index comprised of a universe of funds with similar investment objectives. Indices are unavailable for direct investment.  The HFRX Merger Arbitrage Index is comprised of strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. The HFRX Event Driven Index is comprised of managers with positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure. The Goldman Sachs Commodity Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.  The Nasdaq 100 is an index composed of the 100 largest, most actively traded U.S. companies listed on the Nasdaq stock exchange.  Run-rate is the result of extrapolating the current period’s financial results over a longer period of time. Standard Deviation is the degree by which returns vary relative to the average return. The higher the standard deviation, the greater the variability of the investment; Beta is a measure of the fund’s sensitivity to market movements.  A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; Alpha is measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. A basis point (often denoted as bp)  is a unit equal to 1/100 of a percentage point and can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index. A fund with low R-squared doesn’t act much like the index. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896. The Nasdaq Composite is an index of more than 3,000 stocks listed on the Nasdaq exchange that includes the world’s foremost technology and biotech giants such as Apple, Google, Microsoft, Oracle, Amazon, Intel and Amgen.

A bond is a debt investment in which an investor loans money to an entity (typically corporate or governmental) which borrows the funds for a defined period of time at a variable or fixed interest rate. This is different from an event-driven strategy which focuses on exploiting the tendency of the equities of companies in a time of change to drop in price, a merger-arbitrage strategy which attempts to profit from the “spread” between the purchase value and the value of a stock at the completion of a merger, takeover or other reorganization, or an absolute return strategy which looks at the appreciation or depreciation (expressed as a percentage) that an asset – usually a stock or a mutual fund – achieves over a given period of time.

The SEC does not endorse, indemnify, approve nor disapprove of any security.

The Merger Fund® and WCM Alternatives: Event-Driven Fund are distributed by Quasar Distributors, LLC. The Merger VL is available through variable products offered by third-party insurance companies and is not affiliated with Quasar Distributors, LLC.  The Dunham Monthly Distribution Fund, which is sub-advised by Westchester Capital Management, LLC, is distributed by Dunham and Associates Investment Counsel, which have no affiliation with Quasar Distributors, LLC.

DEAL COMPOSITION
The Merger Fund (Unaudited)

Type of Buyer		Deal Terms*
Strategic	97.3%	Cash	36.0%
Financial	2.7%	Cash & Stock	35.3%
		Stock and Stub(1)	18.9%
By Deal Type		Undetermined(2)	7.3%
Friendly	99.7%	Stock with Fixed Exchange Ratio	2.5%
Hostile	0.3%	Stock with Flexible
		Exchange Ratio (Collar)	0.0%

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2015.
[1]	“Stub” includes assets other than cash and stock (e.g., escrow notes).
[2]
The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s investment adviser.

PORTFOLIO COMPOSITION*

The Merger Fund (Unaudited)

By Sector

By Region

*  Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2015.

PORTFOLIO COMPOSITION*

WCM Alternatives: Event-Driven Fund (Unaudited)

By Sector

By Region

*  Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND S&P 500

THE MERGER FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2015

	1 Yr.	3 Yr.	5 Yr.	10 Yr.
Investor Class	(0.82)%	1.39%	1.88%	3.24%
S&P 500	1.38%	15.13%	12.57%	7.31%

		Since Inception
	1 Yr.	(8/1/2013)
Institutional Class	(0.52)%	1.36%
S&P 500	1.38%	10.03%

The Standard & Poor’s 500 Index (“S&P 500”) is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This chart assumes an initial gross investment of $10,000 made on December 31, 2005. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT
IN THE WCM ALTERNATIVES: EVENT-DRIVEN FUND AND S&P 500

WCM ALTERNATIVES: EVENT-DRIVEN FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2015

		Since Inception
	1 Yr.	(1/2/2014)
Institutional Class	(2.08)%	0.85%
S&P 500	1.38%	7.85%

The Standard & Poor’s 500 Index (“S&P 500”) is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  This chart assumes an initial gross investment of $1,000,000 made on January 2, 2014.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemptions of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund and WCM Alternatives: Event-Driven Fund

EXPENSE EXAMPLE
December 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period 7/1/15 — 12/31/15.

Actual Expenses

The first line of the table for each share class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Merger Fund and WCM Alternatives: Event-Driven Fund

EXPENSE EXAMPLE (continued)
December 31, 2015 (Unaudited)

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/15 —
	7/1/15	12/31/15	Ratio	12/31/15*
The Merger Fund
Investor Class
Actual+(1)	$1,000.00	$ 984.90	1.76%	$ 8.81
Hypothetical+(2)	$1,000.00	$1,016.33	1.76%	$ 8.94
Institutional Class
Actual++(3)	$1,000.00	$ 986.50	1.43%	$ 7.16
Hypothetical++(2)	$1,000.00	$1,018.00	1.43%	$ 7.27
WCM Alternatives: Event-Driven Fund
Institutional Class
Actual+++(4)	$1,000.00	$ 971.50	2.10%	$10.44
Hypothetical+++(2)	$1,000.00	$1,014.62	2.10%	$10.66

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
+
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in The Merger Fund’s Investor Class would have been $6.80 and $6.92, respectively.

++
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in The Merger Fund’s Institutional Class would have been $5.16 and $5.24, respectively.

+++
Excluding dividends and borrowing expense on securities sold short, your actual cost of investment in and your hypothetical cost of investment in WCM Alternatives: Event-Driven Fund’s Institutional Class would have been $8.65 and $8.84, respectively.

(1)	Ending account values and expenses paid during the period based on a -1.51% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a hypothetical 5.00% annual return before expenses.
(3)	Ending account values and expenses paid during the period based on a -1.35% return. This actual return is net of expenses.
(4)	Ending account values and expenses paid during the period based on a -2.85% return. This actual return is net of expenses.

The Merger Fund

SCHEDULE OF INVESTMENTS
December 31, 2015

Shares		Value

COMMON STOCKS — 75.48%

	AEROSPACE & DEFENSE — 6.44%
1,320,702	Precision Castparts Corporation (e)	$306,416,071

	APPLICATION SOFTWARE — 2.73%
2,282,205	King Digital Entertainment plc (b)	40,805,825
1,620,072	Solera Holdings, Inc. (e)	88,828,548
		129,634,373
	AUTO PARTS & EQUIPMENT — 1.44%
1,731,900	Johnson Controls, Inc. (e)	68,392,731

	AUTOMOBILE MANUFACTURERS — 2.18%
3,050,500	General Motors Company (e)	103,747,505

	BROADCASTING — 1.36%
1,373,337	CBS Corporation Class B (e)	64,725,373

	CABLE & SATELLITE — 7.14%
1,077,702	Cablevision Systems Corporation Class A (e)	34,378,694
1,557,700	DISH Network Corporation Class A (a)(e)	89,069,286
6,189,900	Sirius XM Holdings, Inc. (a)	25,192,893
1,028,304	Time Warner Cable, Inc. (e)	190,842,939
		339,483,812
	CASINOS & GAMING — 1.05%
2,205,100	MGM Resorts International (a)(e)	50,099,872

	DATA PROCESSING & OUTSOURCED SERVICES — 0.00%
1,584	Heartland Payment Systems, Inc.	150,195

	DIVERSIFIED CHEMICALS — 3.96%
2,236,400	The Dow Chemical Company (e)	115,129,872
497,091	E.I. Du Pont de Nemours & Company	33,106,261
3,535,293	Huntsman Corporation (e)	40,196,281
		188,432,414
	HOTELS, RESORTS & CRUISE LINES — 1.13%
777,334	Starwood Hotels & Resorts Worldwide, Inc.	53,853,700

	HOUSEWARES & SPECIALTIES — 1.30%
1,081,870	Jarden Corporation (a)	61,796,415

	INDUSTRIAL CONGLOMERATES — 1.11%
1,693,700	General Electric Company	52,758,755

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

	INDUSTRIAL GASES — 2.27%
135,400	Air Products and Chemicals, Inc. (e)	$17,616,894
651,404	Airgas, Inc.	90,102,201
		107,719,095
	INDUSTRIAL MACHINERY — 0.05%
89,100	SPX FLOW, Inc. (a)(e)	2,486,781

	INTEGRATED OIL & GAS — 0.23%
745,585	BG Group plc — ADR (e)	10,825,894

	INTERNET SOFTWARE & SERVICES — 4.68%
4,525,902	Yahoo!, Inc. (a)(e)	150,531,500
2,656,636	Youku Tudou, Inc. — ADR (a)(e)	72,074,535
		222,606,035
	LIFE & HEALTH INSURANCE — 0.55%
2,167	StanCorp Financial Group, Inc.	246,778
816,612	Symetra Financial Corporation (e)	25,943,763
		26,190,541
	MANAGED HEALTH CARE — 2.70%
610,026	Health Net, Inc. (a)(e)	41,762,380
486,477	Humana, Inc.	86,841,009
		128,603,389
	MOVIES & ENTERTAINMENT — 0.00%
220,167	SFX Entertainment, Inc. (a)	41,854

	MULTI-LINE INSURANCE — 3.04%
2,331,187	American International Group, Inc. (e)	144,463,658

	OIL & GAS EQUIPMENT & SERVICES — 2.46%
680,002	Baker Hughes, Inc.	31,382,092
1,351,932	Cameron International Corporation (a)	85,442,103
		116,824,195
	OIL & GAS EXPLORATION & PRODUCTION — 1.16%
1,137,800	Anadarko Petroleum Corporation (e)	55,274,324

	OIL & GAS REFINING & MARKETING — 0.06%
114,375	Northern Tier Energy LP	2,957,738

	OIL & GAS STORAGE & TRANSPORTATION — 1.17%
1,372,675	The Williams Companies, Inc.	35,277,748
728,431	Williams Partners LP	20,286,803
		55,564,551

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

	PACKAGED FOODS & MEATS — 0.51%
269,064	Keurig Green Mountain, Inc.	$24,210,379

	PHARMACEUTICALS — 0.58%
33,200	Allergan plc (a)(b)	10,375,000
28,900	Perrigo Company plc (b)	4,181,830
398,569	Pfizer, Inc.	12,865,807
		27,422,637
	PROPERTY & CASUALTY INSURANCE — 3.76%
1,348,772	The Chubb Corporation (e)	178,901,118

	REGIONAL BANKS — 0.92%
4,027,047	First Niagara Financial Group, Inc. (e)	43,693,460

	REINSURANCE — 3.47%
1,182,530	PartnerRe Ltd. (b)(e)	165,246,742

	REITs — 2.55%
925,620	BioMed Realty Trust, Inc. (e)	21,927,938
1,117,205	Equity Commonwealth (a)(e)	30,980,095
1,547,200	NorthStar Realty Finance Corporation	26,348,816
2,029,110	Starwood Property Trust, Inc.	41,718,501
		120,975,350
	SEMICONDUCTORS — 7.34%
995,775	Atmel Corporation	8,573,623
3,270,799	Broadcom Corporation Class A (e)	189,117,598
48,388	EZchip Semiconductor Ltd. (a)(b)	1,196,151
56,300	Fairchild Semiconductor International, Inc. (a)	1,165,973
2,028,737	KLA-Tenor Corporation (e)	140,692,911
718,921	PMC-Sierra, Inc. (a)	8,353,862
		349,100,118
	SPECIALTY CHEMICALS — 2.11%
1,009,600	W.R. Grace & Company (a)(e)	100,546,064

	TECHNOLOGY HARDWARE,
	STORAGE & PERIPHERALS — 2.07%
3,828,719	EMC Corporation	98,321,504

	TRUCKING — 1.90%
6,361,400	Hertz Global Holdings, Inc. (a)(e)	90,522,722

	WIRELESS TELECOMMUNICATION SERVICES — 2.06%
2,498,100	T-Mobile U.S., Inc. (a)(e)	97,725,672

	TOTAL COMMON STOCKS (Cost $3,636,221,687)	3,589,715,037

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

	CONTINGENT VALUE RIGHTS — 0.02%
1,713,496	Casa Ley, S.A. de C.V. (a)(e)(g)	$771,073
77,699	Leap Wireless International, Inc. (a)(g)	287,486
1,713,496	Property Development Centers LLC (a)(e)(g)	85,675
	TOTAL CONTINGENT VALUE RIGHTS (Cost $0)	1,144,234

Principal Amount

CORPORATE BONDS — 4.37% (f)

	Community Health Systems, Inc.
$15,174,000	8.000%, 11/15/2019	15,363,675
	Energy Future Intermediate Holding Company LLC
10,065,404	11.000%, 10/1/2021 (h)	10,694,492
48,495,001	11.750%, 3/1/2022 (d)(h)	51,768,414
	LIN Television Corporation
17,885,000	5.875%, 11/15/2022	17,840,287
	The Manitowoc Company, Inc.
26,148,000	5.875%, 10/15/2022	27,128,550
	MedAssets, Inc.
3,658,000	8.000%, 11/15/2018	3,731,160
	Neptune Finco Corporation
31,699,000	10.125%, 1/15/2023 (d)	33,125,455
	Pinnacle Entertainment, Inc.
46,060,000	7.500%, 4/15/2021	48,247,850
	TOTAL CORPORATE BONDS (Cost $209,650,839)	207,899,883

Contracts (100 shares per contract)

PURCHASED CALL OPTIONS — 0.00%
	Aetna, Inc.
770	Expiration: January 2016, Exercise Price: $145.00	4,235
	Avago Technologies Ltd.
868	Expiration: January 2016, Exercise Price: $175.00	4,340
		8,575
PURCHASED PUT OPTIONS — 0.67%
	Air Products and Chemicals, Inc.
1,083	Expiration: March 2016, Exercise Price: $115.00	148,912
	American International Group, Inc.
9,054	Expiration: February 2016, Exercise Price: $57.50	660,942
	Anadarko Petroleum Corporation
7,399	Expiration: January 2016, Exercise Price: $45.00	429,142

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Bayer AG
790	Expiration: January 2016, Exercise Price: EUR 100.00 (f)	$7,726
672	Expiration: February 2016, Exercise Price: EUR 94.00 (f)	19,717
	CBS Corporation Class B
1,690	Expiration: March 2016, Exercise Price: $37.50	54,080
14,847	Expiration: March 2016, Exercise Price: $40.00	742,350
	Charter Communications, Inc. Class A
896	Expiration: January 2016, Exercise Price: $210.00	2,450,560
	DISH Network Corporation Class A
15,577	Expiration: January 2016, Exercise Price: $50.00	116,827
	The Dow Chemical Company
6,970	Expiration: January 2016, Exercise Price: $44.00	41,820
1,893	Expiration: January 2016, Exercise Price: $45.00	15,144
9,497	Expiration: March 2016, Exercise Price: $43.00	503,341
	E.I. Du Pont de Nemours & Company
817	Expiration: January 2016, Exercise Price: $50.00	6,127
1,615	Expiration: January 2016, Exercise Price: $60.00	20,188
2,508	Expiration: April 2016, Exercise Price: $55.00	191,862
	General Electric Company
10,326	Expiration: January 2016, Exercise Price: $26.00	5,163
401	Expiration: February 2016, Exercise Price: $25.00	2,406
7,256	Expiration: March 2016, Exercise Price: $27.00	141,492
	General Motors Company
3,529	Expiration: January 2016, Exercise Price: $28.00	14,116
1,402	Expiration: January 2016, Exercise Price: $29.00	6,309
1,140	Expiration: January 2016, Exercise Price: $31.00	11,400

817	Expiration: January 2016, Exercise Price: $32.00	13,889
17,516	Expiration: March 2016, Exercise Price: $31.00	1,103,508
	Hertz Global Holdings, Inc.
29,362	Expiration: January 2016, Exercise Price: $15.00	2,789,390
21,498	Expiration: March 2016, Exercise Price: $12.00	859,920
	Huntsman Corporation
32,095	Expiration: January 2016, Exercise Price: $10.00	353,045
	iShares iBoxx $ High Yield Corporate Bond ETF
9,325	Expiration: June 2016, Exercise Price: $77.00	2,191,375
	Johnson Controls, Inc.
1,886	Expiration: January 2016, Exercise Price: $36.00	23,575
11,978	Expiration: January 2016, Exercise Price: $38.00	383,296
	Keurig Green Mountain, Inc.
414	Expiration: March 2016, Exercise Price: $85.00	78,453
	McDonald’s Corporation
146	Expiration: January 2016, Exercise Price: $92.50	584

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	MGM Resorts International
7,787	Expiration: January 2016, Exercise Price: $17.00	$11,681
11,598	Expiration: March 2016, Exercise Price: $18.00	266,754
	NorthStar Realty Financial Corporation
13,925	Expiration: March 2016, Exercise Price: $13.00	208,875
	Pfizer, Inc.
1,256	Expiration: February 2016, Exercise Price: $28.00	12,560
1,705	Expiration: February 2016, Exercise Price: $29.00	27,280
	SPDR S&P 500 ETF Trust
4,416	Expiration: January 2016, Exercise Price: $200.00	587,328
661	Expiration: January 2016, Exercise Price: $204.00	168,555
4,415	Expiration: January 2016, Exercise Price: $205.00	1,306,840
6,156	Expiration: March 2016, Exercise Price: $175.00	827,982
6,156	Expiration: March 2016, Exercise Price: $195.00	2,597,832
	Starwood Hotels & Resorts Worldwide, Inc.
2,291	Expiration: January 2016, Exercise Price: $63.70	35,510
584	Expiration: January 2016, Exercise Price: $64.90	12,264
1,325	Expiration: February 2016, Exercise Price: $55.00	25,838
	T-Mobile U.S., Inc.
18,130	Expiration: January 2016, Exercise Price: $36.00	480,445
	VMware, Inc.
2,706	Expiration: September 2016, Exercise Price: $95.00	10,824,000
	W.R. Grace & Company
7,572	Expiration: March 2016, Exercise Price: $90.00	1,135,800
		31,916,203
	TOTAL PURCHASED OPTIONS (Cost $44,954,885)	31,924,778

Principal Amount

ESCROW NOTES — 0.03%

$1,243,406	AMR Corporation (a)(d)(g)(i)	1,616,428
	TOTAL ESCROW NOTES (Cost $679,555)	1,616,428

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

SHORT-TERM INVESTMENTS — 18.93%

24,031,738	BlackRock Liquidity Funds TempFund Portfolio,
	Institutional Share Class, 0.29% (c)	$24,031,738
292,000,000	Fidelity Institutional Government Portfolio,
	Institutional Share Class, 0.12% (c)(e)	292,000,000
292,000,000	Goldman Sachs Financial Square Money Market Fund,
	Institutional Share Class, 0.30% (c)(e)	292,000,000
292,000,000	The Liquid Asset Portfolio,
	Institutional Share Class, 0.29% (c)(e)	292,000,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $900,031,738)	900,031,738
	TOTAL INVESTMENTS
	(Cost $4,791,538,704) — 99.50%	4,732,332,098
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.50%	23,674,106
	NET ASSETS — 100.0%	$4,756,006,204

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2015.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2015, these securities represent 1.78% of total net assets.

(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contacts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements.
(h)	Default or other conditions exist and the security is not presently accruing income.
(i)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF INVESTMENTS
December 31, 2015

Shares		Value

COMMON STOCKS — 70.28%

	APPLICATION SOFTWARE — 1.11%
60,068	King Digital Entertainment plc (b)	$1,074,016

	AUTO PARTS & EQUIPMENT — 2.92%
71,454	Johnson Controls, Inc. (e)	2,821,719

	AUTOMOBILE MANUFACTURERS — 2.65%
75,100	General Motors Company (e)	2,554,151

	BROADCASTING — 1.29%
26,400	CBS Corporation Class B (e)	1,244,232

	CABLE & SATELLITE — 3.94%
28,500	DISH Network Corporation Class A (a)(e)	1,629,630
46,800	Sirius XM Holdings, Inc. (a)	190,476
10,661	Time Warner Cable, Inc. (e)	1,978,575
		3,798,681
	CASINOS & GAMING — 1.40%
59,300	MGM Resorts International (a)	1,347,296

	CONSTRUCTION MATERIALS — 1.49%
6,988,740	West China Cement Ltd. (b)	1,442,827

	DATA PROCESSING & OUTSOURCED SERVICES — 0.00%
48	Heartland Payment Systems, Inc.	4,551

	DIVERSIFIED CHEMICALS — 4.62%
49,900	The Dow Chemical Company (e)	2,568,852
15,736	E.I. Du Pont de Nemours & Company	1,048,018
74,381	Huntsman Corporation	845,712
		4,462,582
	DIVERSIFIED FINANCIAL SERVICES — 1.42%
26,500	Citigroup, Inc. (e)	1,371,375

	HOTELS, RESORTS & CRUISE LINES — 2.54%
22,400	Hilton Worldwide Holdings, Inc.	479,360
28,434	Starwood Hotels & Resorts Worldwide, Inc. (e)	1,969,908
		2,449,268
	HOUSEWARES & SPECIALTIES — 1.72%
29,015	Jarden Corporation (a)(e)	1,657,337

	INDUSTRIAL CONGLOMERATES — 0.18%
5,700	General Electric Company (e)	177,555

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

	INDUSTRIAL GASES — 2.67%
4,400	Air Products and Chemicals, Inc. (e)	$572,484
14,522	Airgas, Inc. (e)	2,008,683
		2,581,167
	INDUSTRIAL MACHINERY — 0.07%
2,300	SPX FLOW, Inc. (a)	64,193

	INTEGRATED OIL & GAS — 0.04%
2,583	BG Group plc — ADR	37,505

	INTEGRATED TELECOMMUNICATION SERVICES — 0.47%
13,164	AT&T, Inc. (e)	452,973

	INTERNET SOFTWARE & SERVICES — 5.54%
109,552	Yahoo!, Inc. (a)(e)	3,643,699
62,905	Youku Tudou, Inc. — ADR (a)	1,706,613
		5,350,312
	LIFE & HEALTH INSURANCE — 0.30%
93	StanCorp Financial Group, Inc.	10,591
8,668	Symetra Financial Corporation (e)	275,382
		285,973
	MANAGED HEALTH CARE — 3.45%
15,170	Health Net, Inc. (a)(e)	1,038,538
12,808	Humana, Inc. (e)	2,286,356
		3,324,894
	MOVIES & ENTERTAINMENT — 0.03%
127,639	SFX Entertainment, Inc. (a)(e)	24,264

	OIL & GAS EQUIPMENT & SERVICES — 2.34%
11,971	Baker Hughes, Inc. (e)	552,462
26,962	Cameron International Corporation (a)(e)	1,703,998
		2,256,460
	OIL & GAS EXPLORATION & PRODUCTION — 0.88%
17,400	Anadarko Petroleum Corporation (e)	845,292

	OIL & GAS REFINING & MARKETING — 0.06%
2,341	Northern Tier Energy LP	60,538

	OIL & GAS STORAGE & TRANSPORTATION — 1.69%
43,944	The Williams Companies, Inc.	1,129,361
18,116	Williams Partners LP	504,530
		1,633,891

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

	PACKAGED FOODS & MEATS — 0.61%
6,523	Keurig Green Mountain, Inc. (e)	$586,940

	PHARMACEUTICALS — 0.89%
1,300	Allergan plc (a)(b)	406,250
500	Perrigo Company plc (b)(e)	72,350
11,800	Pfizer, Inc. (e)	380,904
		859,504
	REGIONAL BANKS — 1.21%
107,541	First Niagara Financial Group , Inc. (e)	1,166,820

	REINSURANCE — 1.98%
13,682	PartnerRe Ltd. (b)	1,911,923

	REITs — 3.62%
25,870	BioMed Realty Trust, Inc. (e)	612,860
123	Blackstone Mortgage Trust, Inc. Class A (e)	3,292
44,676	CYS Investments, Inc. (e)	318,540
49,736	NorthStar Realty Finance Corporation	847,004
63,081	Starwood Property Trust, Inc. (e)	1,296,945
37,504	Wheeler Real Estate Investment Trust, Inc. (e)	72,383
26,484	Winthrop Realty Trust (e)	343,497
		3,494,521
	SEMICONDUCTORS — 10.14%
40,054	Atmel Corporation (e)	344,865
81,058	Broadcom Corporation Class A (e)	4,686,774
41,726	EZchip Semiconductor Ltd. (a)(b)	1,031,467
19,100	Fairchild Semiconductor International, Inc. (a)(e)	395,561
45,595	KLA-Tenor Corporation (e)	3,162,013
13,803	PMC-Sierra, Inc. (a)(e)	160,391
		9,781,071
	SPECIALIZED FINANCE — 0.62%
25,870	Hennessy Capital Acquisition Corporation II (a)(e)	253,526
35,377	Pacific Special Acquisition Corporation (a)(b)(e)	348,463
		601,989
	SPECIALTY CHEMICALS — 1.82%
17,600	W.R. Grace & Company (a)(e)	1,752,784

	SYSTEMS SOFTWARE — 1.01%
17,500	Microsoft Corporation (e)	970,900

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

	TECHNOLOGY HARDWARE,
	STORAGE & PERIPHERALS — 2.25%
84,416	EMC Corporation (e)	$2,167,803

	TRUCKING — 1.95%
132,300	Hertz Global Holdings, Inc. (a)(e)	1,882,629

	WIRELESS TELECOMMUNICATION SERVICES — 1.36%
33,500	T-Mobile U.S., Inc. (a)(e)	1,310,520

	TOTAL COMMON STOCKS (Cost $70,685,307)	67,810,456

CLOSED-END FUNDS — 4.69%

20,123	BlackRock Floating Rate Income Strategies Fund, Inc.	259,587
35,721	DoubleLine Income Solutions Fund	579,395
94,714	Eaton Vance Floating-Rate Income Trust (e)	1,197,185
149	First Trust MLP and Energy Income Fund (e)	1,970
60,597	First Trust Senior Floating Rate Income Fund II (e)	748,373
1,050	Nuveen Energy MLP Total Return Fund	11,655
211,410	Invesco Senior Income Trust	854,096
173,140	Voya Prime Rate Trust	876,088
	TOTAL CLOSED-END FUNDS (Cost $4,675,602)	4,528,349

PREFERRED STOCKS — 2.29%

37,580	Equity Commonwealth, 7.250%, Series E (e)	961,672
52,853	NorthStar Realty Finance Corporation,
	8.750%, Series E	1,244,688
	TOTAL PREFERRED STOCKS (Cost $2,280,843)	2,206,360

CONTINGENT VALUE RIGHTS — 0.00%

5,338	Casa Ley, S.A. de C.V. (a)(e)(g)	2,402
5,338	Property Development Centers LLC (a)(e)(g)	267
	TOTAL CONTINGENT VALUE RIGHTS (Cost $0)	2,669

RIGHTS — 0.01%

35,377	Pacific Special Acquisition Corporation (a)(b)	6,191
	TOTAL RIGHTS (Cost $8,171)	6,191

WARRANTS — 0.00%

35,377	Pacific Special Acquisition Corporation (a)(b)	3,343
	TOTAL WARRANTS (Cost $3,112)	3,343

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Principal Amount		Value

CORPORATE BONDS — 7.05%

	Community Health Systems, Inc.
$1,435,000	8.000%, 11/15/2019	$1,452,937
	Energy Future Intermediate Holding Company LLC
430,830	11.000%, 10/1/2021 (h)	457,757
1,397,224	11.750%, 3/1/2022 (d)(h)	1,491,536
	The Manitowoc Company, Inc.
1,174,000	5.875%, 10/15/2022	1,218,025
	NCR Corporation
476,000	5.000%, 7/15/2022	463,505
	Neptune Finco Corporation
537,000	10.125%, 1/15/2023 (d)	561,165
	Pinnacle Entertainment, Inc.
998,000	7.500%, 4/15/2021	1,045,405
	US Foods, Inc.
113,000	8.500%, 6/30/2019 (e)	116,673
	TOTAL CORPORATE BONDS (Cost $6,949,315)	6,807,003

Contracts (100 shares per contract)

PURCHASED CALL OPTIONS — 0.00%

	Aetna, Inc.
32	Expiration: January 2016, Exercise Price: $145.00	176
	Avago Technologies Ltd.
11	Expiration: January 2016, Exercise Price: $175.00	55
		231
PURCHASED PUT OPTIONS — 0.71%

	Air Products and Chemicals, Inc.
36	Expiration: March 2016, Exercise Price: $115.00	4,950
	American International Group, Inc.
176	Expiration: February 2016, Exercise Price: $57.50	12,848
	Anadarko Petroleum Corporation
157	Expiration: January 2016, Exercise Price: $45.00	9,106
	Bayer AG
16	Expiration: January 2016, Exercise Price: EUR 100.00 (f)	157
13	Expiration: February 2016, Exercise Price: EUR 94.00 (f)	381
	CBS Corporation Class B
68	Expiration: March 2016, Exercise Price: $37.50	2,176
191	Expiration: March 2016, Exercise Price: $40.00	9,550
	Charter Communications, Inc. Class A
11	Expiration: January 2016, Exercise Price: $210.00	30,085

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Citigroup, Inc.
77	Expiration: January 2016, Exercise Price: $47.00	$1,155
	DISH Network Corporation Class A
285	Expiration: January 2016, Exercise Price: $50.00	2,137
	The Dow Chemical Company
206	Expiration: January 2016, Exercise Price: $44.00	1,236
35	Expiration: January 2016, Exercise Price: $45.00	280
158	Expiration: March 2016, Exercise Price: $43.00	8,374
	E.I. Du Pont de Nemours & Company
9	Expiration: January 2016, Exercise Price: $50.00	67
55	Expiration: January 2016, Exercise Price: $60.00	688
74	Expiration: April 2016, Exercise Price: $55.00	5,661
	General Electric Company
264	Expiration: January 2016, Exercise Price: $26.00	132
48	Expiration: March 2016, Exercise Price: $27.00	936
	General Motors Company
64	Expiration: January 2016, Exercise Price: $28.00	256
27	Expiration: January 2016, Exercise Price: $29.00	121
58	Expiration: January 2016, Exercise Price: $31.00	580
40	Expiration: January 2016, Exercise Price: $32.00	680
504	Expiration: March 2016, Exercise Price: $31.00	31,752
	Hertz Global Holdings, Inc.
475	Expiration: January 2016, Exercise Price: $15.00	45,125
584	Expiration: March 2016, Exercise Price: $12.00	23,360
	Hilton Worldwide Holdings, Inc.
179	Expiration: February 2016, Exercise Price: $18.00	4,475
	Huntsman Corporation
832	Expiration: January 2016, Exercise Price: $10.00	9,152
	iShares iBoxx $ High Yield Corporate Bond ETF
187	Expiration: June 2016, Exercise Price: $77.00	43,945
	Johnson Controls, Inc.
541	Expiration: January 2016, Exercise Price: $38.00	17,312
	Keurig Green Mountain, Inc.
6	Expiration: March 2016, Exercise Price: $85.00	1,137
	MGM Resorts International
217	Expiration: January 2016, Exercise Price: $17.00	326
307	Expiration: March 2016, Exercise Price: $18.00	7,061
	Microsoft Corporation
140	Expiration: February 2016, Exercise Price: $48.00	4,760
	NorthStar Realty Financial Corporation
448	Expiration: March 2016, Exercise Price: $13.00	6,720

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Pfizer, Inc.
37	Expiration: February 2016, Exercise Price: $28.00	$370
57	Expiration: February 2016, Exercise Price: $29.00	912
	SPDR S&P 500 ETF Trust
84	Expiration: January 2016, Exercise Price: $200.00	11,172
13	Expiration: January 2016, Exercise Price: $204.00	3,315
84	Expiration: January 2016, Exercise Price: $205.00	24,864
125	Expiration: March 2016, Exercise Price: $175.00	16,813
125	Expiration: March 2016, Exercise Price: $195.00	52,750
	Starwood Hotels & Resorts Worldwide, Inc.
69	Expiration: January 2016, Exercise Price: $63.70	1,069
68	Expiration: January 2016, Exercise Price: $64.90	1,428
27	Expiration: February 2016, Exercise Price: $55.00	527
	T-Mobile U.S., Inc.
264	Expiration: January 2016, Exercise Price: $36.00	6,996
	VMware, Inc.
64	Expiration: September 2016, Exercise Price: $95.00	256,000
	W.R. Grace & Company
132	Expiration: March 2016, Exercise Price: $90.00	19,800
		682,697
	TOTAL PURCHASED OPTIONS (Cost $978,786)	682,928

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

Shares		Value

SHORT-TERM INVESTMENTS — 5.66%

5,459,138	Fidelity Institutional Government Portfolio,
	Institutional Share Class, 0.12% (c)(e)	$5,459,138
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,459,138)	5,459,138
	TOTAL INVESTMENTS
	(Cost $91,040,274) — 90.69%	87,506,437
	OTHER ASSETS IN EXCESS OF LIABILITIES — 9.31%	8,982,802
	NET ASSETS — 100.0%	$96,489,239

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
EUR – Euro
MLP – Master Limited Partnership
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2015.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2015, these securities represent 2.13% of total net assets.

(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contacts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements.
(h)	Default or other conditions exist and the security is not presently accruing income.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2015

Shares		Value

COMMON STOCKS — 16.06%

	AIRLINES — 0.06%
65,211	American Airlines Group, Inc.	$2,761,686

	BANKS — 0.76%
2,738,362	KeyCorp	36,118,995

	COMMERICAL SERVICES — 0.00%
1,142	Global Payments, Inc.	73,670

	COMMUNICATIONS EQUIPMENT — 0.12%
182,896	ARRIS Group, Inc. (b)(c)	5,600,275

	ENERGY EQUIPMENT & SERVICES — 1.42%
967,984	Schlumberger Ltd. (a)	67,516,884

	HEALTHCARE FACILITIES & SERVICES — 0.08%
58,111	Centene Corporation	3,824,285

	HEALTH CARE PROVIDERS & SERVICES — 0.00%
100	Aetna, Inc.	10,812

	HOTELS, RESORTS & CRUISE LINES — 0.39%
116,423	Interval Leisure Group, Inc.	1,817,363
250,931	Marriott International, Inc. Class A	16,822,414
		18,639,777
	HOUSEWARES — 0.86%
932,568	Newell Rubbermaid, Inc.	41,107,597

	INSURANCE — 1.99%
811,836	ACE Ltd. (a)	94,863,037

	INTERNET SOFTWARE & SERVICES — 3.69%
1,810,360	Alibaba Group Holding Ltd. — ADR	147,127,957
94,569	Equinix, Inc. (b)(c)	28,344,221
		175,472,178
	MEDIA — 1.67%
433,828	Charter Communications, Inc. Class A	79,433,907

	OIL & GAS EQUIPMENT & SERVICES — 0.48%
675,115	Halliburton Company	22,980,915

	OIL & GAS & CONSUMABLE FUELS — 0.71%
1,797,767	Energy Transfer Equity LP	24,701,319
166,042	Royal Dutch Shell plc Class B — ADR	7,644,574
34,041	Western Refining, Inc.	1,212,540
		33,558,433

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF SECURITIES SOLD SHORT (continued)
December 31, 2015

Shares		Value

	SEMICONDUCTORS — 3.72%
652,346	Avago Technologies Ltd.	$94,688,022
1,014,370	Lam Research Corporation	80,561,265
55,429	Microsemi Corporation	1,806,4310
		177,055,718
	SOFTWARE — 0.11%
87,560	VMware Inc. Class A	4,953,269
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $746,310,550)	$763,971,438

ADR – American Depository Receipt
plc – Public Limited Company
(a)	Foreign security.
(b)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(c)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2015

Shares		Value

COMMON STOCKS — 16.81%

	BANKS — 1.00%
73,126	KeyCorp	$964,532

	COMMERICAL SERVICES — 0.00%
35	Global Payments, Inc.	2,258

	COMMUNICATIONS EQUIPMENT — 0.43%
13,446	ARRIS Group, Inc. (b)(c)	411,716

	ENERGY EQUIPMENT & SERVICES — 1.40%
19,306	Schlumberger Ltd. (a)	1,346,593

	HEALTH CARE FACILITIES & SERVICES — 0.08%
1,163	Centene Corporation	76,537

	HOTELS, RESORTS & CRUISE LINES — 0.60%
3,583	Interval Leisure Group, Inc.	55,931
7,725	Marriott International, Inc. Class A	517,884
		573,815
	HOUSEWARE — 1.14%
25,012	Newell Rubbermaid, Inc.	1,102,529

	INTERNET SOFTWARE & SERVICES — 4.94%
43,822	Alibaba Group Holding Ltd. — ADR	3,561,414
4,003	Equinix, Inc. (b)(c)	1,199,779
		4,761,193
	MEDIA — 1.82%
9,593	Charter Communications, Inc. Class A	1,756,478

	OIL & GAS EQUIPMENT & SERVICES — 0.07%
2,096	Halliburton Company	71,348

	OIL & GAS & CONSUMABLE FUELS — 0.89%
58,984	Energy Transfer Equity LP	810,440
575	Royal Dutch Shell plc Class B — ADR	26,473
696	Western Refining, Inc.	24,792
		861,705
	SEMICONDUCTORS — 4.34%
16,134	Avago Technologies Ltd.	2,341,850
22,795	Lam Research Corporation	1,810,379
1,064	Microsemi Corporation	34,676
		4,186,905

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF SECURITIES SOLD SHORT (continued)
December 31, 2015

Shares		Value

	SOFTWARE — 0.10%
1,758	VMware Inc. Class A	$99,450
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $15,729,458)	$16,215,059

ADR –	American Depository Receipt
plc –	Public Limited Company
(a)	Foreign security.
(b)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(c)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF OPTIONS WRITTEN
December 31, 2015

Contracts (100 shares per contract)		Value

CALL OPTIONS WRITTEN

	Aetna, Inc.
769	Expiration: January 2016, Exercise Price: $100.00	$672,875
	Air Products and Chemicals, Inc.
1,354	Expiration: March 2016, Exercise Price: $125.00	1,272,760
	Airgas, Inc.
1,650	Expiration: January 2016, Exercise Price: $140.00	20,625
176	Expiration: January 2016, Exercise Price: $145.00	1,760
	Allergan plc
332	Expiration: January 2016, Exercise Price: $285.00	996,000
	American International Group, Inc.
4,451	Expiration: February 2016, Exercise Price: $60.00	1,479,957
18,196	Expiration: February 2016, Exercise Price: $62.50	3,238,888
	Anadarko Petroleum Corporation
8,534	Expiration: January 2016, Exercise Price: $52.50	512,040
2,844	Expiration: January 2016, Exercise Price: $67.50	14,220
	AT&T, Inc.
6,221	Expiration: January 2016, Exercise Price: $34.00	311,050
	Bayer AG
790	Expiration: January 2016, Exercise Price: EUR 110.00 (a)	549,461
915	Expiration: January 2016, Exercise Price: EUR 115.00 (a)	268,479
841	Expiration: February 2016, Exercise Price: EUR 105.00 (a)	1,087,615
	CBS Corporation Class B
2,112	Expiration: March 2016, Exercise Price: $42.50	1,182,720
12,668	Expiration: March 2016, Exercise Price: $45.00	4,750,500
2,316	Expiration: March 2016, Exercise Price: $47.50	487,518
	Charter Communications, Inc. Class A
896	Expiration: January 2016, Exercise Price: $210.00	11,200
	DISH Network Corporation Class A
15,577	Expiration: January 2016, Exercise Price: $55.00	4,517,330
	The Dow Chemical Company
8,136	Expiration: January 2016, Exercise Price: $49.00	2,603,520
2,356	Expiration: January 2016, Exercise Price: $50.00	490,048
11,872	Expiration: March 2016, Exercise Price: $48.00	5,846,960
	E.I. Du Pont de Nemours & Company
2,018	Expiration: January 2016, Exercise Price: $67.50	190,701
2,953	Expiration: April 2016, Exercise Price: $62.50	1,867,772
	E.ON SE
1,382	Expiration: January 2016, Exercise Price: EUR 8.50 (a)	79,603
	EMC Corporation
2,963	Expiration: January 2016, Exercise Price: $25.00	268,151

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Energy Transfer Equity LP
576	Expiration: January 2016, Exercise Price: $10.00	$215,424
	General Electric Company
7,366	Expiration: January 2016, Exercise Price: $29.00	1,613,154
502	Expiration: February 2016, Exercise Price: $29.00	122,488
9,069	Expiration: March 2016, Exercise Price: $30.00	1,528,126
	General Motors Company
4,411	Expiration: January 2016, Exercise Price: $34.00	313,181
21,895	Expiration: March 2016, Exercise Price: $35.00	2,298,975
	Halliburton Company
865	Expiration: February 2016, Exercise Price: $30.00	408,712
	Health Net, Inc.
5,166	Expiration: January 2016, Exercise Price: $62.50	3,099,600
	Hertz Global Holdings, Inc.
29,310	Expiration: January 2016, Exercise Price: $17.00	234,480
7,432	Expiration: January 2016, Exercise Price: $18.00	18,580
26,872	Expiration: March 2016, Exercise Price: $14.00	3,627,720
	Humana, Inc.
2,222	Expiration: January 2016, Exercise Price: $170.00	2,188,670
1,161	Expiration: January 2016, Exercise Price: $175.00	597,915
590	Expiration: February 2016, Exercise Price: $150.00	1,831,950
	Huntsman Corporation
34,930	Expiration: January 2016, Exercise Price: $13.00	174,650
	Johnson Controls, Inc.
2,347	Expiration: January 2016, Exercise Price: $40.00	117,350
14,972	Expiration: January 2016, Exercise Price: $43.00	29,944
	Keurig Green Mountain, Inc.
646	Expiration: January 2016, Exercise Price: $92.50	23,902
110	Expiration: March 2016, Exercise Price: $95.00	5,500
	King Digital Entertainment plc
17,067	Expiration: February 2016, Exercise Price: $18.00	42,668
	MGM Resorts International
8,652	Expiration: January 2016, Exercise Price: $21.00	1,648,206
4,615	Expiration: March 2016, Exercise Price: $20.00	1,522,950
8,784	Expiration: March 2016, Exercise Price: $21.00	2,314,584
	NorthStar Realty Financial Corporation
13,925	Expiration: March 2016, Exercise Price: $16.00	2,332,438
	Perrigo Company plc
289	Expiration: February 2016, Exercise Price: $150.00	124,270

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Pfizer, Inc.
1,569	Expiration: February 2016, Exercise Price: $31.00	$263,592
2,416	Expiration: February 2016, Exercise Price: $33.00	108,720
	Royal Dutch Shell plc Class B
67	Expiration: January 2016, Exercise Price: GBP 15.00 (a)	62,230
	Sirius XM Holdings, Inc.
43,703	Expiration: January 2016, Exercise Price: $4.00	524,436
18,196	Expiration: February 2016, Exercise Price: $4.00	327,528
	SPX FLOW, Inc.
891	Expiration: January 2016, Exercise Price: $22.50	482,031
	Starwood Hotels & Resorts Worldwide, Inc.
2,175	Expiration: January 2016, Exercise Price: $67.40	566,588
1,418	Expiration: January 2016, Exercise Price: $68.70	229,716
1,472	Expiration: February 2016, Exercise Price: $62.50	1,140,800
	T-Mobile U.S., Inc.
22,663	Expiration: January 2016, Exercise Price: $38.00	4,249,313
2,318	Expiration: February 2016, Exercise Price: $40.00	352,336
	Vivendi SA
4,685	Expiration: January 2016, Exercise Price: EUR 19.00 (a)	488,786
5,303	Expiration: January 2016, Exercise Price: EUR 19.50 (a)	334,248
6,344	Expiration: February 2016, Exercise Price: EUR 20.00 (a)	337,818
	W.R. Grace & Company
2,692	Expiration: March 2016, Exercise Price: $97.50	1,534,440
7,404	Expiration: March 2016, Exercise Price: $100.00	3,072,660
	Williams Partners LP
208	Expiration: January 2016, Exercise Price: $22.50	111,280
834	Expiration: January 2016, Exercise Price: $25.00	237,690
		73,581,402

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

PUT OPTIONS WRITTEN

	iShares iBoxx $ High Yield Corporate Bond ETF
9,325	Expiration: June 2016, Exercise Price: $72.00	$1,086,363
	SPDR S&P 500 ETF Trust
2,208	Expiration: January 2016, Exercise Price: $190.00	58,512
5,729	Expiration: January 2016, Exercise Price: $195.00	332,282
12,312	Expiration: March 2016, Exercise Price: $185.00	2,893,320
		4,370,477
	TOTAL OPTIONS WRITTEN
	(Premiums received $102,853,660)	$77,951,879

ETF – Exchange-Traded Fund
EUR – Euro
GBP – British Pound
plc – Public Limited Company
(a)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF OPTIONS WRITTEN
December 31, 2015

Contracts (100 shares per contract)		Value

CALL OPTIONS WRITTEN

	Aetna, Inc.
32	Expiration: January 2016, Exercise Price: $100.00	$28,000
	Air Products and Chemicals, Inc.
44	Expiration: March 2016, Exercise Price: $125.00	41,360
	Airgas, Inc.
33	Expiration: January 2016, Exercise Price: $140.00	412
3	Expiration: January 2016, Exercise Price: $145.00	30
	Allergan plc
13	Expiration: January 2016, Exercise Price: $285.00	39,000
	American International Group, Inc.
79	Expiration: February 2016, Exercise Price: $60.00	26,267
340	Expiration: February 2016, Exercise Price: $62.50	60,520
	Anadarko Petroleum Corporation
182	Expiration: January 2016, Exercise Price: $52.50	10,920
35	Expiration: January 2016, Exercise Price: $67.50	175
	AT&T, Inc.
189	Expiration: January 2016, Exercise Price: $34.00	9,450
	Bayer AG
16	Expiration: January 2016, Exercise Price: EUR 110.00 (a)	11,128
7	Expiration: January 2016, Exercise Price: EUR 115.00 (a)	2,054
16	Expiration: February 2016, Exercise Price: EUR 105.00 (a)	20,692
	Cablevision Systems Corporation Class A
117	Expiration: January 2016, Exercise Price: $33.00	585
	CBS Corporation Class B
85	Expiration: March 2016, Exercise Price: $42.50	47,600
163	Expiration: March 2016, Exercise Price: $45.00	61,125
29	Expiration: March 2016, Exercise Price: $47.50	6,104
	Charter Communications, Inc. Class A
11	Expiration: January 2016, Exercise Price: $210.00	137
	Citigroup, Inc.
60	Expiration: January 2016, Exercise Price: $50.00	13,710
77	Expiration: January 2016, Exercise Price: $52.50	5,775
	DISH Network Corporation Class A
285	Expiration: January 2016, Exercise Price: $55.00	82,650
	The Dow Chemical Company
257	Expiration: January 2016, Exercise Price: $49.00	82,240
44	Expiration: January 2016, Exercise Price: $50.00	9,152
198	Expiration: March 2016, Exercise Price: $48.00	97,515

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	E.I. Du Pont de Nemours & Company
68	Expiration: January 2016, Exercise Price: $67.50	$6,426
89	Expiration: April 2016, Exercise Price: $62.50	56,292
	E.ON SE
90	Expiration: January 2016, Exercise Price: EUR 8.50 (a)	5,184
	EMC Corporation
60	Expiration: January 2016, Exercise Price: $25.00	5,430
	Energy Transfer Equity LP
5	Expiration: January 2016, Exercise Price: $10.00	1,870
	General Electric Company
57	Expiration: March 2016, Exercise Price: $30.00	9,605
	General Motors Company
80	Expiration: January 2016, Exercise Price: $34.00	5,680
630	Expiration: March 2016, Exercise Price: $35.00	66,150
	Halliburton Company
113	Expiration: February 2016, Exercise Price: $30.00	53,393
	Health Net, Inc.
133	Expiration: January 2016, Exercise Price: $62.50	79,800
	Hertz Global Holdings, Inc.
473	Expiration: January 2016, Exercise Price: $17.00	3,784
120	Expiration: January 2016, Exercise Price: $18.00	300
730	Expiration: March 2016, Exercise Price: $14.00	98,550
	Hilton Worldwide Holdings, Inc.
224	Expiration: February 2016, Exercise Price: $21.00	30,240
	Humana, Inc.
45	Expiration: January 2016, Exercise Price: $170.00	44,325
32	Expiration: January 2016, Exercise Price: $175.00	16,480
12	Expiration: February 2016, Exercise Price: $150.00	37,260
	Huntsman Corporation
873	Expiration: January 2016, Exercise Price: $13.00	4,365
	Johnson Controls, Inc.
677	Expiration: January 2016, Exercise Price: $43.00	1,354
	Keurig Green Mountain, Inc.
19	Expiration: January 2016, Exercise Price: $92.50	703
2	Expiration: March 2016, Exercise Price: $95.00	100
	King Digital Entertainment plc
457	Expiration: February 2016, Exercise Price: $18.00	1,143
	MGM Resorts International
241	Expiration: January 2016, Exercise Price: $21.00	45,911
92	Expiration: March 2016, Exercise Price: $20.00	30,360
260	Expiration: March 2016, Exercise Price: $21.00	68,510

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

	Microsoft Corporation
175	Expiration: February 2016, Exercise Price: $52.50	$70,000
	NorthStar Realty Financial Corporation
448	Expiration: March 2016, Exercise Price: $16.00	75,040
	Perrigo Company plc
5	Expiration: February 2016, Exercise Price: $150.00	2,150
	Pfizer, Inc.
46	Expiration: February 2016, Exercise Price: $31.00	7,728
72	Expiration: February 2016, Exercise Price: $33.00	3,240
	Royal Dutch Shell plc Class B
1	Expiration: January 2016, Exercise Price: GBP 15.00 (a)	929
	Sirius XM Holdings, Inc.
269	Expiration: January 2016, Exercise Price: $4.00	3,228
199	Expiration: February 2016, Exercise Price: $4.00	3,582
	SPX FLOW, Inc.
23	Expiration: January 2016, Exercise Price: $22.50	12,443
	Starwood Hotels & Resorts Worldwide, Inc.
44	Expiration: January 2016, Exercise Price: $67.40	11,462
57	Expiration: January 2016, Exercise Price: $68.70	9,234
70	Expiration: January 2016, Exercise Price: $69.90	7,350
30	Expiration: February 2016, Exercise Price: $62.50	23,250
	T-Mobile U.S., Inc.
330	Expiration: January 2016, Exercise Price: $38.00	61,875
5	Expiration: February 2016, Exercise Price: $40.00	760
	Vivendi SA
94	Expiration: January 2016, Exercise Price: EUR 19.00 (a)	9,807
239	Expiration: January 2016, Exercise Price: EUR 19.50 (a)	15,064
144	Expiration: February 2016, Exercise Price: EUR 20.00 (a)	7,668
	W.R. Grace & Company
47	Expiration: March 2016, Exercise Price: $97.50	26,790
129	Expiration: March 2016, Exercise Price: $100.00	53,535
	Williams Partners LP
5	Expiration: January 2016, Exercise Price: $22.50	2,675
20	Expiration: January 2016, Exercise Price: $25.00	5,700
		1,743,326

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2015

Contracts (100 shares per contract)		Value

PUT OPTIONS WRITTEN

	iShares iBoxx $ High Yield Corporate Bond ETF
187	Expiration: June 2016, Exercise Price: $72.00	$21,786
	SPDR S&P 500 ETF Trust
42	Expiration: January 2016, Exercise Price: $190.00	1,113
111	Expiration: January 2016, Exercise Price: $195.00	6,438
250	Expiration: March 2016, Exercise Price: $185.00	58,750
		88,087
	TOTAL OPTIONS WRITTEN
	(Premiums received $2,525,448)	$1,831,413

ETF – Exchange-Traded Fund
EUR – Euro
GBP – British Pound
plc – Public Limited Company
(a)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2015

			USD Value at			USD Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2015	be Received		2015	(Depreciation)**
1/7/16	29,515,291	AUD	$21,500,771	21,154,304	USD	$21,154,304	$(346,467)
1/7/16	11,596,926	USD	11,596,926	16,344,313	AUD	11,906,213	309,287
2/10/16	3,427,122	AUD	2,492,131	2,495,116	USD	2,495,116	2,985
2/10/16	2,586,673	USD	2,586,673	3,608,766	AUD	2,624,219	37,546
3/15/16	7,187,862	AUD	5,218,115	5,176,698	USD	5,176,698	(41,417)
1/19/16	2,231,513	EUR	2,426,267	2,392,963	USD	2,392,963	(33,304)
1/19/16	1,136,329	USD	1,136,329	1,056,813	EUR	1,149,046	12,717
1/20/16	23,430,474	EUR	25,476,003	25,777,673	USD	25,777,673	301,670
1/20/16	26,699,217	USD	26,699,217	23,430,474	EUR	25,476,003	(1,223,214)
1/29/16	28,221,366	EUR	30,692,136	30,951,994	USD	30,951,994	259,858
1/29/16	107,451	USD	107,451	99,000	EUR	107,668	217
2/19/16	33,855,158	EUR	36,839,061	36,799,880	USD	36,799,880	(39,181)
2/19/16	1,040,113	USD	1,040,113	951,600	EUR	1,035,471	(4,642)
4/21/16	22,162,400	EUR	24,159,318	24,959,311	USD	24,959,311	799,993
4/21/16	18,600,113	USD	18,600,113	16,534,328	EUR	18,024,135	(575,978)
1/4/16	4,989,532	GBP	7,355,674	7,526,210	USD	7,526,210	170,536
1/4/16	7,401,971	USD	7,401,971	4,989,532	GBP	7,355,674	(46,297)
1/28/16	4,989,532	GBP	7,356,116	7,402,270	USD	7,402,270	46,154
2/23/16	15,061,870	GBP	22,206,370	23,061,002	USD	23,061,002	854,632
3/23/16	29,871,094	GBP	44,042,190	45,299,562	USD	45,299,562	1,257,372
3/23/16	98,279	USD	98,279	63,636	GBP	93,825	(4,454)
4/21/16	16,707,576	GBP	24,636,705	25,911,448	USD	25,911,448	1,274,743
10/4/16	6,391,704	GBP	9,434,864	9,648,292	USD	9,648,292	213,428
			$333,102,793			$336,328,977	$3,226,184

AUD – Australian Dollar
EUR – Euro
GBP – British Pound
USD – U.S. Dollar
*	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2015.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2015

			USD Value at			USD Value at	Unrealized
Settlement	Currency to		December 31,	Currency to		December 31,	Appreciation
Date	be Delivered		2015	be Received		2015	(Depreciation)**
1/7/16	942,826	AUD	$686,813	676,513	USD	$676,513	$(10,300)
1/7/16	370,157	USD	370,157	521,687	AUD	380,029	9,872
2/10/16	21,102	AUD	15,345	15,363	USD	15,363	18
2/10/16	15,927	USD	15,927	22,220	AUD	16,158	231
3/15/16	360,481	AUD	261,696	259,618	USD	259,618	(2,078)
1/19/16	145,633	EUR	158,343	156,170	USD	156,170	(2,173)
1/19/16	74,334	USD	74,334	69,133	EUR	75,166	832
1/20/16	712,005	EUR	774,165	792,335	USD	792,335	18,170
1/20/16	811,337	USD	811,337	712,005	EUR	774,165	(37,172)
1/29/16	1,366,308	EUR	1,485,928	1,501,181	USD	1,501,181	15,253
1/29/16	1,050,628	USD	1,050,628	968,000	EUR	1,052,748	2,120
2/19/16	1,280,061	EUR	1,392,882	1,391,401	USD	1,391,401	(1,481)
2/19/16	23,609	USD	23,609	21,600	EUR	23,504	(105)
4/21/16	504,264	EUR	549,700	569,093	USD	569,093	19,393
4/21/16	398,095	USD	398,095	353,656	EUR	385,522	(12,573)
1/4/16	270,449	GBP	398,702	407,945	USD	407,945	9,243
1/4/16	401,211	USD	401,211	270,449	GBP	398,702	(2,509)
1/28/16	270,449	GBP	398,725	401,227	USD	401,227	2,502
2/23/16	449,108	GBP	662,139	688,206	USD	688,206	26,067
3/23/16	684,897	GBP	1,009,818	1,049,304	USD	1,049,304	39,486
3/23/16	273	USD	273	177	GBP	261	(12)
4/21/16	691,298	GBP	1,019,376	1,065,418	USD	1,065,418	46,042
10/4/16	128,612	GBP	189,845	194,139	USD	194,139	4,294
6/15/16	11,795,241	HKD	1,523,605	1,522,780	USD	1,522,780	(825)
			$13,672,653			$13,796,948	$124,295

AUD – Australian Dollar
EUR – Euro
GBP – British Pound
HKD – Hong Kong Dollar
USD – U.S. Dollar
*	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2015.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

The Merger Fund

SCHEDULE OF SWAP CONTRACTS
December 31, 2015

				Unrealized
Termination				Appreciation	Counter-
Date	Security	Shares	Notional	(Depreciation)*	party

LONG TOTAL RETURN SWAP CONTRACTS
12/9/16	Alcatel-Lucent,
	4.250%, 7/1/2018	440,759	$1,701,330	$46,278	JPM
9/8/16	Amlin plc	2,248,040	22,583,690	(603,428)	JPM
8/26/16	Asciano Ltd.	1,874,737	11,207,276	727,767	JPM
7/27/16	AT&T, Inc.	1,244,243	38,995,235	3,804,214	JPM
4/30/16	Bayer AG	254,600	33,823,960	(1,798,056)	JPM
4/8/16	BG Group plc	6,637,116	115,110,447	(18,777,289)	JPM
7/22/16	BG Group plc	399,925	5,773,327	30,468	BAML
10/5/16	CBS Corporation Class B	487,662	19,248,019	3,706,763	BAML
12/16/16	E.ON SE	138,200	1,257,620	83,268	JPM
4/24/16	Pace plc (a)	2,282,772	14,809,303	(279,978)	JPM
5/19/16	Pace plc (a)	1,482,913	9,171,080	256,285	BAML
12/7/16	SABMiller plc	145,266	8,806,970	(95,356)	JPM
6/2/16	Telecity Group plc (a)	2,918,354	48,495,454	5,130,482	BAML
4/17/16	Time Warner Cable, Inc.	4,743	713,098	166,882	JPM
9/11/16	TNT Express NV	703,509	5,742,872	210,440	JPM
11/30/16	Veda Group Ltd.	2,544,376	5,084,172	105,069	JPM
6/29/16	Vivendi SA	1,678,283	39,929,790	(3,724,658)	JPM

SHORT TOTAL RETURN SWAP CONTRACTS
4/24/16	ARRIS Group, Inc. (a)	(239,602)	(8,386,677	1,050,111	JPM
5/19/16	ARRIS Group, Inc. (a)	(125,338)	(4,207,361	367,902	BAML
11/19/16	Dialog
	Semiconductors plc (a)	(111,398)	(4,068,368	331,335	JPM
12/28/16	Equinix, Inc.	(4,017)	(1,191,383	(23,324)	BAML
12/9/16	Nokia Oyj	(242,417)	(1,720,918	(16,512)	JPM
12/18/16	Royal Dutch Shell plc Class A	(454)	(11,201	988	BAML
12/18/16	Royal Dutch Shell plc Class A	(55,368)	(1,365,381	119,799	JPM
4/8/16	Royal Dutch Shell plc
	Class B	(2,888,482)	(87,181,777	21,482,380	JPM
7/22/16	Royal Dutch Shell plc
	Class B	(178,165)	(4,029,351	(23,390)	BAML
				$12,278,440

BAML  – Bank of America Merrill Lynch & Co., Inc.
JPM – JPMorgan Chase & Co., Inc.
plc – Public Limited Company
*	Based on the net swap value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable.
(a)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF SWAP CONTRACTS
December 31, 2015

				Unrealized
Termination				Appreciation	Counter-
Date	Security	Shares	Notional	(Depreciation)*	party

LONG TOTAL RETURN SWAP CONTRACTS
12/9/16	Alcatel-Lucent,
	4.250%, 7/1/2018	8,520	$32,887	$895	JPM
8/25/16	American International
	Group, Inc.	43,212	2,498,244	178,248	JPM
9/8/16	Amlin plc	67,031	673,703	(18,306)	JPM
4/21/16	Anadarko Petroleum
	Corporation	4,300	329,180	(120,490)	JPM
1/10/16	Apollo Residential
	Mortgage, Inc.	2,996	47,403	(11,622)	JPM
8/25/16	Asciano Ltd.	59,838	358,503	22,440	JPM
7/27/16	AT&T, Inc.	24,664	781,676	66,713	JPM
9/4/16	Bayer AG	3,900	494,820	(4,232)	JPM
4/8/16	BG Group plc	143,354	2,358,268	(277,535)	JPM
7/22/16	BG Group plc	7,772	111,510	1,284	BAML
4/16/16	BG Group plc — ADR	25,069	450,608	(86,779)	JPM
12/24/16	Cablevision Systems
	Corporation Class A	32,842	1,043,850	3,751	BAML
5/5/16	CBS Corporation Class B	3,390	171,713	(12,199)	BAML
9/8/16	The Chubb Corporation	29,363	3,600,253	289,446	BAML
8/21/16	E.ON SE	9,000	108,931	(21,625)	JPM
4/17/16	Equity Commonwealth	20,698	538,767	33,992	BAML
1/13/16	General Motors Company	11,500	351,085	39,506	BAML
6/11/16	Huntsman Corporation	4,612	105,476	(53,195)	BAML
9/28/16	Huntsman Corporation	8,400	117,852	(22,392)	JPM
4/24/16	Pace plc (a)	138,273	795,482	84,633	JPM
5/19/16	Pace plc (a)	65,842	371,734	46,902	BAML
8/14/16	PartnerRe Ltd.	12,564	1,737,634	17,393	JPM
8/25/16	Precision Castpart
	Corporation	26,208	6,017,760	60,464	JPM
12/7/16	SABMiller plc	2,923	177,211	(1,918)	JPM
12/28/16	Solera Holdings, Inc.	30,606	1,672,976	5,104	BAML
6/2/16	Telecity Group plc (a)	120,751	2,030,830	187,980	BAML
1/13/16	Time Warner Cable, Inc.	2,036	348,554	28,787	BAML
4/17/16	Time Warner Cable, Inc.	13,498	2,274,091	230,131	JPM
9/11/16	TNT Express NV	18,826	155,510	3,800	JPM
11/30/16	Veda Group Ltd.	127,604	254,978	5,269	JPM
7/6/16	Vivendi SA	63,463	1,525,079	(156,016)	JPM

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

SCHEDULE OF SWAP CONTRACTS (continued)
December 31, 2015

				Unrealized
Termination				Appreciation	Counter-
Date	Security	Shares	Notional	(Depreciation)*	party

SHORT TOTAL RETURN SWAP CONTRACTS
9/8/16	ACE Ltd.	(17,674)	$(1,834,435)	$(231,039)	BAML
4/24/16	ARRIS Group, Inc. (a)	(8,705)	(283,792)	17,246	JPM
5/19/16	ARRIS Group, Inc. (a)	(8,003)	(228,515)	(16,625)	BAML
6/30/16	Charter Communication, Inc.
	Class A	(258)	(44,432)	(2,960)	BAML
8/20/16	Charter Communication, Inc.
	Class A	(2,350)	(431,162)	514	JPM
11/19/16	Dialog Semiconductors plc (a)	(4,482)	(163,687)	13,324	JPM
12/6/16	Nokia Oyj	(4,686)	(33,266)	(319)	JPM
12/18/16	Royal Dutch Shell plc Class A	(7)	(161)	4	BAML
12/18/16	Royal Dutch Shell plc Class A	(1,209)	(29,836)	2,638	JPM
7/22/16	Royal Dutch Shell plc Class B	(3,463)	(77,518)	(1,254)	BAML
9/4/16	Royal Dutch Shell plc
	Class B	(63,119)	(1,773,928)	338,182	JPM
4/16/16	Royal Dutch Shell plc
	Class B — ADR	(5,582)	(360,895)	103,885	JPM
				$744,025

ADR – American Depository Receipt
BAML – Bank of America Merrill Lynch & Co., Inc.
JPM – JPMorgan Chase & Co., Inc.
plc – Public Limited Company
*	Based on the net swap value held at each counterparty, unrealized appreciation is a receivable and unrealized depreciation is a payable.
(a)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2015

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
ASSETS:
Investments, at value (Cost $4,791,538,704 and
$91,040,274, respectively)	$4,732,332,098	$87,506,437
Cash	—	86
Cash held in foreign currency (Cost $88 and
$2,373, respectively)	86	2,348
Receivable from brokers	746,310,550	15,729,458
Deposits at brokers	96,484,670	11,158,132
Receivable for forward
currency exchange contracts	3,226,184	124,295
Receivable for swap contracts	12,278,440	744,025
Receivable for investments sold	15,552,750	659,910
Receivable for fund shares issued	13,550,842	670,122
Dividends and interest receivable	9,385,029	197,320
Prepaid expenses and other receivables	72,112	22,963
Total Assets	5,629,192,761	116,815,096

LIABILITIES:
Securities sold short, at value (proceeds of
$746,310,550 and $15,729,458, respectively)	$763,971,438	$16,215,059
Written option contracts, at value
(premiums received $102,853,660 and
$2,525,448, respectively)	77,951,879	1,831,413
Payable for fund shares redeemed	13,803,759	953,740
Payable for investments purchased	7,529,255	1,025,826
Payable to the investment adviser	3,622,426	113,620
Accrued expenses and other liabilities	2,754,018	138,778
Dividends and interest payable	1,833,904	46,423
Distribution fees payable	1,658,760	—
Payable for compliance fees	61,118	998
Total Liabilities	873,186,557	20,325,857
NET ASSETS	$4,756,006,204	$96,489,239

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2015

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
NET ASSETS CONSISTS OF:
Accumulated undistributed
net investment loss	$(4,545,160)	$(849,362)
Accumulated net realized loss on
investments, securities sold short, written option
contracts expired or closed, swap contracts,
foreign currency translation and forward
currency exchange contracts	(177,890,902)	(2,918,626)
Net unrealized appreciation (depreciation) on:
Investments	(59,206,606)	(3,533,837)
Securities sold short	(17,660,888)	(485,601)
Written option contracts	24,901,781	694,035
Forward currency exchange contracts	3,226,184	124,295
Swap contracts	12,278,440	744,025
Foreign currency translation	(2)	(25)
Net unrealized depreciation	(36,461,091)	(2,457,108)
Paid-in capital	4,974,903,357	102,714,335
Total Net Assets	$4,756,006,204	$96,489,239
Investor Class
Net assets	$3,508,673,718
Shares outstanding	229,241,921
Net asset value and offering price per share*	$15.31

Institutional Class
Net assets	$1,247,332,486	$96,489,239
Shares outstanding	81,813,974	10,028,120
Net asset value and offering price per share*	$15.25	$9.62

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2015

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
INVESTMENT INCOME:
Interest	$7,776,490	$168,225
Dividend income on long positions (net of
foreign withholding taxes of $217,972
and $639, respectively)	54,791,634	1,170,615
Total investment income	62,568,124	1,338,840
EXPENSES:
Investment advisory fees	51,936,373	779,242
Distribution fees (Investor Class)	9,438,611	—
Sub transfer agent fees (Investor Class)	5,156,653	—
Sub transfer agent fees (Institutional Class)	521,952	59,946
Administration fees	1,592,360	23,558
Professional fees	747,567	136,402
Reports to shareholders	732,921	28,583
Transfer agent and shareholder
servicing agent fees	620,666	19,718
Fund accounting expenses	435,633	30,523
Custody fees	392,782	34,455
Miscellaneous expenses	267,362	8,539
Compliance fees	247,755	1,569
Trustees’ fees and expenses	230,681	15,288
Federal and state registration fees	216,664	36,048
Borrowing expenses on securities sold short	3,514,422	55,028
Dividends on securities sold short	17,033,565	165,036
Total expenses before
expense waiver by Adviser	93,085,967	1,393,935
Less: Expense reimbursed by Adviser	(6,988,781)	(89,167)
Net expenses	86,097,186	1,304,768
NET INVESTMENT INCOME (LOSS)	(23,529,062)	34,072

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund

STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2015

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Realized gain (loss) on:
Investments	$(90,043,279)	$(4,630,917)
Securities sold short	(67,906,259)	43,971
Written option contracts expired or closed	180,604,275	3,234,264
Forward currency exchange contracts	49,709,155	201,866
Swap contracts	(46,474,183)	(1,760)
Foreign currency translation	(3,903,340)	(10,928)
Net realized gain (loss)	21,986,369	(1,163,504)
Change in unrealized
appreciation (depreciation) on:
Investments	(175,795,674)	(3,505,413)
Securities sold short	93,219,135	(284,738)
Written option contracts	34,936,554	723,976
Forward currency exchange contracts	(12,279,292)	82,426
Swap contracts	20,587,615	938,171
Foreign currency translation	(316,326)	(769)
Net unrealized depreciation	(39,647,988)	(2,046,347)
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS	(17,661,619)	(3,209,851)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(41,190,681)	$(3,175,779)

The accompanying notes are an integral part of these financial statements.

The Merger Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Net investment income (loss)	$(23,529,062)	$112,981,998
Net realized gain on investments,
securities sold short, written option contracts
expired or closed, swap contracts, foreign
currency translation and forward
currency exchange contracts	21,986,369	120,234,533
Change in unrealized depreciation on
investments, securities sold short,
written option contracts, swap contracts,
foreign currency translation and forward
currency exchange contracts	(39,647,988)	(161,043,838)
Net increase (decrease) in net assets
resulting from operations	(41,190,681)	72,172,693

Investor Class —
Distributions to shareholders from: (Note 5)
Net investment income	(28,234,075)	(100,172,106)
Net realized gains	(15,570,634)	(53,847,251)
Total dividends and distributions —
Investor Class	(43,804,709)	(154,019,357)

Institutional Class —
Distributions to shareholders from: (Note 5)
Net investment income	(14,536,377)	(38,051,350)
Net realized gains	(5,504,041)	(18,089,631)
Total dividends and distributions —
Institutional Class	(20,040,418)	(56,140,981)
Net increase/(decrease) in net assets from
capital share transactions (Note 4)	(540,529,909)	524,390,262
Net increase (decrease) in net assets	(645,565,717)	386,402,617

NET ASSETS:
Beginning of year	5,401,571,921	5,015,169,304
End of year (including accumulated
undistributed net investment loss of
$(4,545,160) and $(8,243,614), respectively)	$4,756,006,204	$5,401,571,921

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

STATEMENTS OF CHANGES IN NET ASSETS

		For the Period from
		January 2, 2014^
	Year Ended	through
	December 31, 2015	December 31, 2014
Net investment income	$34,072	$42,259
Net realized gain (loss) on investments, securities
sold short, written option contracts expired or
closed, swap contracts, foreign currency
translation and forward currency
exchange contracts	(1,163,504)	582,734
Change in unrealized depreciation on
investments, securities sold short, written option
contracts, swap contracts, foreign currency
translation and forward currency
exchange contracts	(2,046,347)	(410,761)
Net increase (decrease) in net assets
resulting from operations	(3,175,779)	214,232

Institutional Class —
Distributions to shareholders from: (Note 5)
Net investment income	(859,690)	—
Net realized gains	(2,073,810)	(294,148)
Total dividends and distributions —
Institutional Class	(2,933,500)	(294,148)
Net increase in net assets from
capital share transactions (Note 4)	90,513,163	12,165,271
Net increase in net assets	84,403,884	12,085,355

NET ASSETS:
Beginning of period	12,085,355	—
End of period (including accumulated
undistributed net investment income (loss) of
$(849,362) and $182,514, respectively)	$96,489,239	$12,085,355

^	Commencement of operations January 2, 2014.

The accompanying notes are an integral part of these financial statements.

The Merger Fund

FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class
			For the Period from
	Year Ended		August 1, 2013^
	December 31,		through
	2015	2014	December 31, 2013
Per Share Data:
Net Asset Value,
beginning of period	$15.58	$15.97	$16.06
Income from
investment operations:
Net investment income (loss)(1)(2)	(0.03)	0.37	0.03
Net realized and unrealized
gain (loss) on investments	(0.05)	(0.10)	0.31
Total from investment operations	(0.08)	0.27	0.34
Less distributions:
From net investment income	(0.18)	(0.45)	(0.35)
From net realized gains	(0.07)	(0.21)	(0.08)
Total dividends and distributions	(0.25)	(0.66)	(0.43)
Net Asset Value, end of period	$15.25	$15.58	$15.97
Total Return	(0.52)%	1.63%	2.20	%(3)

The accompanying notes are an integral part of these financial statements.

The Merger Fund

FINANCIAL HIGHLIGHTS (continued)
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class
			For the Period from
	Year Ended		August 1, 2013^
	December 31,		through
	2015	2014	December 31, 2013
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,247,332	$1,332,078	$172,247
Ratio of gross expenses
to average net assets:
Before expense waiver	1.54%	1.44%	1.32	%(4)
After expense waiver	1.41%	1.28%	1.19	%(4)
Ratio of dividends on short
positions and borrowing expense
on securities sold short to
average net assets	0.40%	0.29%	0.19	%(4)
Ratio of expense to average net
assets excluding dividends on
short positions and borrowing
expense on securities sold short	1.01%	0.99%	1.00	%(4)
Ratio of net investment income
(loss) to average net assets:
Before expense waiver	(0.34)%	2.14%	0.29	%(4)
After expense waiver	(0.21)%	2.30%	0.42	%(4)
Portfolio turnover rate(5)	157%	137%	194	%(3)

(1)
Net investment income before dividends and borrowing expense on securities sold short for the year ended December 31, 2015, 2014 and the period ended December 31, 2013 was $0.03, $0.42 and $0.04, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

The Merger Fund

FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Investor Class
					Three Months		Year
					Ended		Ended
	Year Ended December 31,				December 31,		September 30,
	2015	2014	2013	2012	2011*		2011
Per Share Data:
Net Asset Value,
beginning of period	$15.63	$16.01	$15.83	$15.59	$15.59		$15.93
Income from
investment operations:
Net investment
income (loss)(1)(2)	(0.08)	0.33	0.04	(0.05)	(0.02)		(0.18)
Net realized and
unrealized gain (loss)
on investments	(0.05)	(0.10)	0.53	0.61	0.47		0.13
Total from
investment operations	(0.13)	0.23	0.57	0.56	0.45		(0.05)
Redemption fees	—	—	—	0.00 (3)	0.00	(3)	0.00 (3)

Less distributions:
From net
investment income	(0.12)	(0.40)	(0.31)	(0.26)	(0.08)		—
From net
realized gains	(0.07)	(0.21)	(0.08)	(0.06)	(0.37)		(0.29)
Total dividends
and distributions	(0.19)	(0.61)	(0.39)	(0.32)	(0.45)		(0.29)
Net Asset Value,
end of period	$15.31	$15.63	$16.01	$15.83	$15.59		$15.59

Total Return	(0.82)%	1.43%	3.61%	3.61%	2.90	%(4)	(0.34)%

The accompanying notes are an integral part of these financial statements.

The Merger Fund

FINANCIAL HIGHLIGHTS (continued)

Investor Class
					Three Months		Year
					Ended		Ended
	Year Ended December 31,				December 31,		September 30,
	2015	2014	2013	2012	2011*		2011
Supplemental data and ratios:
Net assets, end of
period (in millions)	$3,509	$4,069	$4,843	$4,416	$5,027		$4,914
Ratio of gross expenses
to average net assets:
Before expense
waiver	1.87%	1.68%	1.61%	1.82%	1.77	%(5)	2.08%
After expense
waiver	1.74%	1.52%	1.48%	1.69%	1.64	%(5)	1.96%
Ratio of dividends on
short positions and
borrowing expense on
securities sold short to
average net assets	0.40%	0.29%	0.22%	0.42%	0.31	%(5)	0.62%
Ratio of expense
to average net
assets excluding
dividends on short
positions and borrowing
expense on securities
sold short	1.34%	1.23%	1.26%	1.27%	1.33	%(5)	1.34%
Ratio of net investment
income (loss) to average
net assets:
Before expense
waiver	(0.66)%	1.90%	0.09%	(0.47)%	(0.72	)%(5)	(1.25)%
After expense
waiver	(0.53)%	2.06%	0.22%	(0.34)%	(0.59	)%(5)	(1.13)%
Portfolio
turnover rate(6)	157%	137%	194%	240%	48	%(4)	293%

Footnotes To Financial Highlights On Following Page

The accompanying notes are an integral part of these financial statements.

The Merger Fund

FINANCIAL HIGHLIGHTS (continued)

Investor Class
(1)
Net investment income before dividends and borrowing expense on securities sold short for the years ended December 31, 2015, 2014, 2013, 2012, the three months ended December 31, 2011 and the year ended September 30, 2011 was $(0.02), $0.38, $0.07, $0.01, $(0.01) and $(0.08), respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Amount less than $0.005 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

*	Stub period from October 1, 2011 through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund

FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class
		For the Period from
		January 2, 2014^
	Year Ended	through
	December 31, 2015	December 31, 2014
Per Share Data:
Net Asset Value, beginning of period	$10.14	$10.00
Income from investment operations:
Net investment income(1)(2)	0.01	0.05
Net realized and unrealized
gain (loss) on investments	(0.22)	0.34
Total from investment operations	(0.21)	0.39
Less distributions:
From net investment income	(0.09)	—
From net realized gains	(0.22)	(0.25)
Total dividends and distributions	(0.31)	(0.25)
Net Asset Value, end of period	$9.62	$10.14
Total Return	(2.08)%	3.87	%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$96,489	$12,085
Ratio of gross expenses to average net assets:
Before expense waiver	2.23%	7.95	%(4)
After expense waiver	2.09%	2.39	%(4)
Ratio of dividends on short positions and
borrowing expense on securities sold short
to average net assets	0.35%	0.65	%(4)
Ratio of expenses to average net assets excluding
dividends on short positions and borrowing
expense on securities sold short	1.74%	1.74	%(4)
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	(0.09)%	(5.04	)%(4)
After expense waiver	0.05%	0.52	%(4)
Portfolio turnover rate(5)	199%	212	%(3)

(1)	Net investment income before dividends and borrowing expense on securities sold short for the year ended December 31, 2015 and 2014 was $0.04 and $0.12, respectively.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

Note 1 — ORGANIZATION

The Merger Fund (“TMF”) is a no-load, open-end, diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TMF was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, TMF’s fundamental investment policies were amended to permit TMF to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became TMF’s investment adviser, and TMF began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became TMF’s investment adviser. Therefore, the performance information included herein for periods prior to 2011 reflects the performance of Westchester Capital Management, Inc. Roy Behren and Michael Shannon, TMF’s current portfolio managers, have served as co-portfolio managers of TMF since January 2007. The Investor Class inception date was January 31, 1989, and the Institutional Class inception date was August 1, 2013. The investment objective of TMF is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. At December 31, 2015, 55.4% of the shares outstanding of TMF’s Investor Class were owned by 2 omnibus accounts.  At December 31, 2015, 86.2% of the shares outstanding of TMF’s Institutional Class were owned by 4 omnibus accounts.

Westchester Capital Funds (“WCF”) is an open-end series management investment company organized under the laws of the Commonwealth of Massachusetts on March 20, 2013, and registered under the 1940 Act. WCM Alternatives: Event-Driven Fund (“EDF”), a series of WCF, is a no-load, open-end, non-diversified investment company with two classes of shares, Investor Class shares and Institutional Class shares. The Institutional Class inception date was January 2, 2014. Investor Class shares have not yet commenced operations. The investment objective of EDF is to seek to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. At December 31, 2015, 94.9% of the shares outstanding of EDF were owned by 3 omnibus accounts.

Each class of shares of TMF and EDF (each a “Fund” and together, the “Funds”) has different eligibility and minimum investment requirements. The underlying assets attributable to a class of a Fund are charged with

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 1 — ORGANIZATION (continued)

the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Boards of Trustees of the Funds (the “Board of Trustees” or “Trustees”) in such manner as the Trustees determine. Shares of classes may have different voting rights, such as (i) when required by the 1940 Act, or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights. The Institutional Class shares do not have a distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments of a Fund are allocated to each class of a Fund based on its relative net assets.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.     Investment Valuation

The following is a summary of the Funds’ pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Funds.

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price. The securities valued using quoted prices in active markets are classified as Level 1 investments. If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. These securities are classified as Level 2 investments. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board. These are classified as Level 2 investments.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Funds will typically value the option at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange are classified as Level 2 investments. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 PM New York time bid and asked prices supplied by a third party vendor. Investments in registered open-end investment companies are typically valued at their reported NAV per share. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. Forward currency contracts are valued daily at the prevailing forward exchange rate. These securities are generally classified as Level 2. Total return swap prices are determined using the same methods as would be used to price the underlying security. These securities are generally classified as Level 2.

The Funds typically fair value securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, a Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Valuation Group (the “Valuation Group”), a committee comprised of persons who are officers of the Fund or representatives of the Adviser, acting pursuant to procedures adopted by the Board.  When fair-value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. These securities are generally classified as Level 2 or 3 depending on the inputs as described below. At December 31, 2015, securities fair valued in good faith based on the

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

absolute value of long and short investments, and unrealized appreciation (depreciation) of swap contracts represented 0.90% of net assets for TMF and 2.05% of net assets for EDF.

The Funds have performed analyses of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —
Significant unobservable inputs are those inputs that reflect the applicable Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2015. These assets and liabilities are measured on a recurring basis.

Investments at Fair Value	Level 1	Level 2	Level 3	Total

The Merger Fund

Assets
Common Stocks*	$3,589,715,037	$—	$—	$3,589,715,037
Contingent Value Rights	—	—	1,144,234	1,144,234
Corporate Bonds	—	207,899,883	—	207,899,883
Purchased Option Contracts	31,897,335	27,443	—	31,924,778
Escrow Notes	—	—	1,616,428	1,616,428
Short-Term Investments	900,031,738	—	—	900,031,738
Forward Currency
Exchange Contracts**	—	3,226,184	—	3,226,184
Swap Contracts**	—	12,278,440	—	12,278,440
Total	$4,521,644,110	$223,431,950	$2,760,662	$4,747,836,722

Liabilities
Common Stocks Sold Short*	$730,026,942	$33,944,496	$—	$763,971,438
Written Option Contracts	74,743,639	3,208,240	—	77,951,879
Total	$804,770,581	$37,152,736	$—	$841,923,317

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments at Fair Value	Level 1	Level 2	Level 3	Total

WCM Alternatives: Event-Driven Fund

Assets
Common Stocks*	$67,810,456	$—	$—	$67,810,456
Closed-End Funds	4,528,349	—	—	4,528,349
Preferred Stocks	2,206,360	—	—	2,206,360
Contingent Value Rights	—	—	2,669	2,669
Rights	—	6,191	—	6,191
Warrants	—	3,343	—	3,343
Corporate Bonds	—	6,807,003	—	6,807,003
Purchased Option Contracts	682,390	538	—	682,928
Short-Term Investments	5,459,138	—	—	5,459,138
Forward Currency
Exchange Contracts**	—	124,295	—	124,295
Swap Contracts**	—	744,025	—	744,025
	$80,686,693	$7,685,395	$2,669	$88,374,757

Liabilities
Common Stocks Sold Short*	$14,603,564	$1,611,495	$—	$16,215,059
Written Option Contracts	1,758,887	72,526	—	1,831,413
	$16,362,451	$1,684,021	$—	$18,046,472

*	Please refer to the Schedules of Investments and Schedule of Securities Sold Short to view common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and ask prices, prices on comparable securities and other significant inputs. Level 3 securities are valued by brokers using broker quotes or such other pricing sources or data as are permitted by the Fund’s pricing procedures. At December 31, 2015, the value of these securities held by TMF and EDF were $2,760,662 and $2,669, respectively. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs as described in Note 2 A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker due diligence, unchanged price review and consideration of macro or security specific event.

The Funds did not have transfers into or out of Level 1, 2 or 3 securities during the year. Transfers are recorded at the end of the reporting period.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Merger Fund
	Contingent	Escrow	Investment
Description	Value Rights	Notes	Total
Balance as of December 31, 2014	$242,809	$2,580,067	$2,822,876
Purchases on Investments	—	—	—
(Sales) of Investments	—	—	—
Transfers Into Level 3	—	—	—
(Transfers Out) of Level 3	—	—	—
Change in Unrealized
Appreciation (Depreciation)	901,425	(963,639)	(62,214)
Balance as of December 31, 2015	$1,144,234	$1,616,428	$2,760,662

WCM Alternatives: Event-Driven Fund
	Contingent	Investment
Description	Value Rights	Total
Balance as of December 31, 2014	$—	$—
Purchases on Investments	—	—
(Sales) of Investments	—	—
Transfers Into Level 3	—	—
(Transfers Out) of Level 3	—	—
Change in Unrealized Appreciation	2,669	2,669
Balance as of December 31, 2015	$2,669	$2,669

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. The net change in unrealized appreciation (depreciation) on investments related to Level 3 securities held by TMF and EDF at December 31, 2015 totals $(62,214) and $2,669, respectively.

B.       Securities Sold Short

The Funds sell securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statements of Assets and Liabilities. The Funds will incur losses if the price of the security

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increases between the date of the short sale and the date on which the Funds purchase the securities to replace the borrowed securities. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Funds are liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Funds are required to pay to the lender any income earned, which is recorded as an expense by the Funds. The Funds segregate liquid assets in an amount equal to the market value of securities sold short, which is reflected in the Schedules of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.       Transactions with Brokers

The Funds’ receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Funds do not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Funds are required by the brokers to maintain collateral at the brokers for securities sold short. The receivable from brokers on the Statements of Assets and Liabilities represents the collateral for securities sold short. The Funds maintain cash deposits at brokers beyond the receivables for short sales.

The Funds’ equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Funds are presented as deposits at brokers on the Statements of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities.

D.       Federal Income Taxes

No provision for federal income taxes has been made since the Funds have complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid federal excise tax.

The Funds have reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds are also not aware of any tax positions for which it is reasonably

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2015, TMF’s open Federal and New York tax years include the tax years ended December 31, 2012 through December 31, 2015, and EDF’s open Federal and New York tax years include the tax years ended December 31, 2014 through December 31, 2015. The Funds have no tax examination in progress.

E.       Written Option Contracts

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds write (sell) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised.  These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Funds realize gains or losses from the sale of the underlying security.  When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.        Purchased Option Contracts

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds purchase put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Funds purchase an option contract, an amount equal to the premiums paid is included in the Statements of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Funds. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

G.       Forward Currency Exchange Contracts

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. During the year ended December 31, 2015, the Funds used forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward currency exchange contracts obligating the Funds to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

H.       Equity Swap Contracts

The Funds are subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. During the year ended December 31, 2015, the Funds entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Funds to receive from the counterparty any

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

appreciation and dividends paid on an individual security, while obligating the Funds to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus an agreed upon spread (generally between 25 to 100 basis points). A short equity swap contract obligates the Funds to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Funds to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR less an agreed upon spread (generally between 25 to 100 basis points). Refer to Note 2 A. for a pricing description.

The Funds may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Funds to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Funds are also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Funds to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Funds will realize gains or losses upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swap contracts are typically valued based on market quotations or pricing service evaluations for the underlying reference asset. The Valuation Group monitors the credit quality of the Funds’ counterparties and may adjust the valuation of a swap in the Valuation Group’s discretion due to, among other things, changes in a counterparty’s credit quality.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

I.         Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at the end of the Funds’ fiscal year.

J.        Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include fluctuations in currency exchange rates and adverse political, cultural, regulatory, legal, tax, and economic developments as well as different custody and/or settlement practices or delayed settlements in some foreign markets. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.        Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences. Foreign currency held as cash by the Funds’ custodian is reported separately on the Statements of Assets and Liabilities and on the Statements of Operations.

L.        Cash and Cash Equivalents

The Funds consider highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statements of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

M.      Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds have not historically incurred material expenses in respect of those provisions.

N.       Security Transactions, Investment Income and Expenses

Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method. Expenses include $3,514,422 and $55,028 of borrowing expenses on securities sold short for TMF and EDF, respectively.

O.       Counterparty Risk

The Funds help manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Funds includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swaps contracts to the Funds includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options sold on an exchange expose the Funds to counterparty risk; however, they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

P.        The Right to Offset

Financial assets and liabilities, as well as cash collateral received by the Funds’ counterparties and posted are offset by the respective counterparty, and the net amount is reported in the Statements of Assets and Liabilities when the Funds believe there exists a legally enforceable right to offset the recognized amounts.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Q.       Derivatives

The Funds may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Funds’ respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Funds and may produce significant losses.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations. For the year ended December 31, 2015, the Funds’ monthly average quantity and notional value are described below:

The Merger Fund

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	380,811	$45,796,322
Written Option Contracts	637,404	$137,949,813
Forward Currency Exchange Contracts	13	$252,338,361
Long Total Return Swap Contracts	29,581,204	$609,884,936

WCM Alternatives: Event-Driven Fund
	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	6,163	$698,169
Written Option Contracts	8,869	$2,047,072
Forward Currency Exchange Contracts	12	$4,349,996
Long Total Return Swap Contracts	821,417	$24,440,766

Statements of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2015:

	Asset Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Purchased Option Contracts	Investments	$31,924,778
Swap Contracts	Receivables	12,278,440
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	3,226,184
Total		$47,429,402

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Asset Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
WCM Alternatives: Event-Driven Fund
Equity Contracts:
Purchased Option Contracts	Investments	$682,928
Swap Contracts	Receivables	744,025
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	124,295
Total		$1,551,248

	Liability Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Written Option Contracts	Written Option Contracts	$77,951,879
Total		$77,951,879

WCM Alternatives: Event-Driven Fund
Equity Contracts:
Written Option Contracts	Written Option Contracts	$1,831,413
Total		$1,831,413

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$(92,784,179)	$180,604,275	$—	$(46,474,183)	$41,345,913
Foreign Exchange
Contracts	—	—	49,709,155	—	49,709,155
Total	$(92,784,179)	$180,604,275	$49,709,155	$(46,474,183)	$91,055,068

WCM Alternatives:
Event-Driven Fund
Equity Contracts	$(305,967)	$3,234,264	$—	$(1,760)	$2,926,537
Foreign Exchange
Contracts	—	—	201,866	—	201,866
Total	$(305,967)	$3,234,264	$201,866	$(1,760)	$3,128,403

* The amounts disclosed are included in the realized gain (loss) on investments.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$6,652,494	$34,936,554	$—	$20,587,615	$62,176,663
Foreign Exchange
Contracts	—	—	(12,279,292)	—	(12,279,292)
Total	$6,652,494	$34,936,554	$(12,279,292)	$20,587,615	$49,897,371

WCM Alternatives:
Event-Driven Fund
Equity Contracts	$(238,392)	$723,976	$—	$938,171	$1,423,755
Foreign Exchange
Contracts	—	—	82,426	—	82,426
Total	$(238,392)	$723,976	$82,426	$938,171	$1,506,181

* The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

Note 3 — AGREEMENTS

The Funds’ investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement between TMF and the Adviser dated as of January 1, 2011 (the “TMF Advisory Agreement”) and pursuant to an investment advisory agreement between WCF, with respect to EDF, and the Adviser dated as of July 30, 2013 (the “EDF Advisory Agreement” and together with the TMF Advisory Agreement, the “Advisory Agreements”).

Under the terms of the TMF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of TMF’s average daily net assets. The Adviser has agreed until December 31, 2016 to reduce its advisory fee so that the advisory fee will be: (i) 1.0% on an annualized basis of the average daily net assets of TMF on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of TMF on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of TMF on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of TMF on net assets over $5.0 billion (the “TMF Fee Waiver Agreement”). Investment advisory fees waived by the Adviser on behalf of TMF for the year ended December 31, 2015 were $6,988,781.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 3 — AGREEMENTS (continued)

Under the terms of the EDF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of EDF’s average daily net assets. The Adviser has contractually agreed until December 31, 2016 to waive its investment advisory fee and to reimburse EDF for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% for Institutional Class shares and 1.99% for Investor Class shares (the “EDF Expense Limitation Agreement”). Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses. To the extent that the Adviser waives its investment advisory fee for EDF and/or reimburses EDF for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed. For the year ended December 31, 2015, the Adviser waived $89,167 of advisory fees to EDF.

Investment advisory fees waived and expenses reimbursed on behalf of EDF that are subject to potential recovery by the Adviser are shown in the following table by year of expiration.

Year of Expiration	Potential Recovery
12/31/2017	$451,849
12/31/2018	$ 89,167

Each of the TMF Fee Waiver Agreement and the EDF Expense Limitation Agreement may be terminated at any time by such Fund’s Board of Trustees. Certain officers of the Funds are also officers of the Adviser. Each Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the relevant Fund’s Trustees who are not interested persons of the Adviser or such Fund or by a vote of a majority of the outstanding voting securities of such Fund.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, accountant, dividend paying agent and shareholder servicing agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees of each Fund has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
The Merger Fund	December 31, 2015		December 31, 2014
Investor Class	Shares	Amount	Shares	Amount
Issued	74,453,909	$1,166,286,253	112,329,963	$1,820,604,986
Issued as reinvestment
of dividends	2,726,064	41,708,780	9,346,043	146,265,568
Redeemed	(108,267,683)	(1,690,174,354)	(163,799,886)	(2,672,660,067)
Net decrease	(31,087,710)	$(482,179,321)	(42,123,880)	$(705,789,513)

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
Institutional Class	Shares	Amount	Shares	Amount
Issued	33,945,525	$529,461,870	80,724,530	$1,327,392,190
Issued as reinvestment
of dividends	614,723	9,368,350	1,155,895	18,031,956
Redeemed	(38,259,329)	(597,180,808)	(7,149,741)	(115,244,371)
Net increase (decrease)	(3,699,081)	$(58,350,588)	74,730,684	$1,230,179,775

	Year Ended		Period Ended
WCM Alternatives:	December 31, 2015		December 31, 2014*
Event-Driven Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued	10,713,173	$109,252,172	1,300,522	$13,282,670
Issued as reinvestment
of dividends	305,573	2,933,500	28,980	294,148
Redeemed	(2,182,487)	(21,672,509)	(137,641)	(1,411,547)
Net increase	8,836,259	$90,513,163	1,191,861	$12,165,271

* The Fund’s commencement date of operations was January 2, 2014.

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

TMF’s purchases and sales of securities for the year ended December 31, 2015 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions) in the aggregate were $6,918,424,120 and $6,579,656,248, respectively. EDF’s purchases and sales of securities for the year ended December 31, 2015 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions) in the aggregate were $184,447,824 and $99,212,749, respectively. There were no purchases or sales of U.S. Government securities for the Funds.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)

At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

		WCM Alternatives:
	The Merger Fund	Event-Driven Fund
Cost of investments*	$4,834,775,478	$92,480,529
Gross unrealized appreciation	190,408,884	3,300,211
Gross unrealized depreciation	(292,852,264)	(8,274,303)
Net unrealized depreciation	$(102,443,380)	$(4,974,092)
Undistributed ordinary income	—	—
Undistributed long-term capital gain		—
Total distributable earnings	$—	$—
Other accumulated losses	(116,453,773)	(1,251,004)
Total accumulated losses	$(218,897,153)	$(6,225,096)

* Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and  constructive sales.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are primarily related to foreign currency transactions, swap treatment, and equalization. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, the following table shows the reclassifications made:

Accumulated Net
Realized Loss on
Investment, Securities
Sold Short, Written Option
Contracts Expired or
	Accumulated	Closed, Swap Contracts,
	Undistributed	Foreign Currency Translation
	Net Investment	and Forward Currency
	Income	Exchange Contracts	Paid-in Capital
The Merger Fund	$ 69,997,968	$(50,381,480)	$(19,616,488)
WCM Alternatives:
Event Driven Fund	$ (206,258)	$ 202,339	$ 3,919

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)

The tax components of dividends paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

			WCM Alternatives:
	The Merger Fund		Event-Driven Fund
	2015	2014	2015		2014
Investor Class
Ordinary Income	$43,804,709	$154,019,357	N/	A	N/	A
Long-Term Capital Gains	—	—	N/	A	N/	A
Total Distributions Paid	$43,804,709	$154,019,357	N/	A	N/	A

	2015	2014	2015		2014
Institutional Class
Ordinary Income	$20,040,418	$56,140,981	$2,933,500		$294,148
Long-Term Capital Gains	—	—	—		—
Total Distributions Paid	$20,040,418	$56,140,981	$2,933,500		$294,148

TMF designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2015.

As of December 31, 2015, TMF and EDF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2015, TMF and EDF had post-October capital losses of $37,585,677 and $812,033, respectively.  As of December 31, 2015, TMF and EDF did not have any capital loss carryforwards.

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of written option contracts during the year ended December 31, 2015 were as follows:

			WCM Alternatives:
	The Merger Fund		Event-Driven Fund
	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount
Options outstanding at December 31, 2014	691,075	$100,349,065	1,713	$249,755
Options written	3,289,654	719,086,558	55,820	12,510,190
Options closed	(2,506,048)	(590,329,009)	(33,669)	(8,274,774)
Options exercised	(453,192)	(73,081,048)	(5,885)	(1,103,444)
Options expired	(531,461)	(53,171,906)	(7,040)	(856,279)
Options outstanding at December 31, 2015	490,028	$102,853,660	10,939	$2,525,448

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015
Note 7 — DISTRIBUTION PLAN

TMF has adopted an Amended and Restated Plan of Distribution (the “TMF Plan”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to TMF’s Investor Class shares. EDF has adopted a Plan of Distribution (the “EDF Plan” and together with the TMF Plan, the “Plans”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to EDF’s Investor Class shares. Under each Plan, the respective Fund will compensate broker dealers or other qualified institutions with whom the Fund has entered into a contract to distribute the Fund’s Investor Class shares. Under each Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the respective Fund’s Investor Class shares, which may be payable as a distribution fee or a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2015, TMF incurred $9,438,611 pursuant to the TMF Plan in respect of TMF’s Investor Class shares. As of December 31, 2015, EDF had no outstanding Investor Class shares. Each Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the relevant Fund’s Trustees, including a majority of the non-interested Trustees, or a majority of the relevant Fund’s outstanding Investor Class shares.

Note 8 — OFFSETTING ASSETS AND LIABILITIES

Each Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow each Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015
Note 8 — OFFSETTING ASSETS AND LIABILITIES (continued)

The Merger Fund
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward
Currency
Exchange
Contracts**	$5,541,138	$2,314,954	$3,226,184	$—	$—	$3,226,184
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	28,127,543	25,295,277	2,832,266	—	—	2,832,266
Swap
Contracts —
Bank of America
Merrill Lynch
& Co. Inc.	9,492,888	46,714	9,446,174	—	—	9,446,174
	$43,161,569	$27,656,945	$15,504,624	$—	$—	$15,504,624
Liabilities:
Description
Forward
Currency
Exchange
Contracts**	$2,314,954	$2,314,954	$—	$—	$—	$—
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	25,295,277	25,295,277	—	—	—	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co. Inc.	46,714	46,714	—	—	—	—
Written
Option
Contracts**	77,951,879	—	77,951,879	—	77,951,879	—
	$105,608,824	$27,656,945	$77,951,879	$—	$77,951,879	$—

*	In some instances, the actual collateral pledged/received may be more than amount shown.
**	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts and prime broker for all written option contracts held by the Funds as of December 31, 2015.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015
Note 8 — OFFSETTING ASSETS AND LIABILITIES (continued)

WCM Alternatives: Event-Driven Fund
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward
Currency
Exchange
Contracts**	$193,524	$69,229	$124,295	$—	$—	$124,295
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	1,145,775	721,234	424,541	—	—	424,541
Swap
Contracts —
Bank of America
Merrill Lynch
& Co. Inc.	636,756	317,272	319,484	—	—	319,484
	$1,976,055	$1,107,735	$868,320	$—	$—	$868,320

Liabilities:
Description
Forward
Currency
Exchange
Contracts**	$69,229	$69,229	$—	$—	$—	$—
Swap
Contracts —
JPMorgan
Chase & Co., Inc.	721,234	721,234	—	—	—	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co. Inc.	317,272	317,272	—	—	—	—
Written
Option
Contracts**	1,831,413	—	1,831,413	—	1,831,413	—
	$2,939,148	$1,107,735	$1,831,413	$—	$1,831,413	$—

*	In some instances, the actual collateral pledged/received may be more than amount shown.
**	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts and prime broker for all written option contracts held by the Funds as of December 31, 2015.

The Merger Fund and WCM Alternatives: Event-Driven Fund

NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2015
Note 9 — SUBSEQUENT EVENTS

Management has evaluated events and transactions occurring after December 31, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Merger Fund and WCM Alternatives Event-Driven Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short, options written, forward currency exchange contracts, and swap contracts, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund and WCM Alternatives: Event-Driven Fund (hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York
February 29, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

Each year, the Board of Trustees of each of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund (together, the “Independent Trustees”), is required to determine whether to continue the advisory agreements for each of The Merger Fund, The Merger Fund VL, and WCM Alternatives: Event-Driven Fund, respectively.  In October 2015, the Board and the Independent Trustees approved the continuation of The Merger Fund’s, The Merger Fund VL’s, and WCM Alternatives: Event-Driven Fund’s (each, a “Fund” and, together, the “Funds”) advisory arrangements with Westchester Capital Management LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period.  A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees began their formal review process in the summer of 2015 by compiling a request for information that sought a wide range of information the Independent Trustees believed was necessary to evaluate the terms of the Funds’ Agreements.  The Trustees evaluated all information available to them on a fund-by-fund basis, and their deliberations were made separately in respect of each Fund.  Throughout the review process, the Independent Trustees were advised by their independent counsel. The Independent Trustees also discussed the continuation of the Agreements in a private session with their independent counsel. The Independent Trustees and Board, in approving the continuation of the Agreements after completing their review process, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The following summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds.  In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management services to the Funds.

The Board also requested and evaluated performance and expense information for other investment companies that were compiled and presented by Morningstar.  During the review process, the Board held a telephonic meeting with representatives of Morningstar in which the Board received information regarding the methodology used in compiling Morningstar’s report and the process for how each Fund’s peer group was determined.  The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering whether to continue the Agreements for an additional year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser.  The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds.  In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser.  The Trustees considered the scope and quality of services provided by the Adviser under the Agreements, and noted that the scope of work required of the Adviser to perform the contracted-for services had expanded over time as a result of regulatory and other developments.  The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds.  The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser was among a limited number of investment advisers with a long track record managing merger arbitrage and event-driven strategies within the context of a registered mutual fund.  The Board and the Independent Trustees considered the complexity of managing the Funds’ strategies relative to other types of funds.  The Board and the Independent Trustees also received and reviewed information regarding the non-portfolio management services provided to the Funds by the Adviser in support of the Funds’ operations.  The Trustees also considered the personnel that had been retained by the Adviser over recent periods to maintain and potentially improve the level of services provided to the Funds.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds.  The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions.  The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment strategies over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence) ended August 31, 2015.  At the request of the Independent Trustees, Morningstar also provided for the Board’s October 2015 meeting, updated performance information for the Funds as of September 30, 2015.  The Board considered that The Merger Fund VL ranked in the first or second quartiles of its peer group in Morningstar’s report for the three-, five-, and ten-year periods ended August 31, 2015, while performing in the third quartile of its peer group for the one-year period.  The Board also considered that while The Merger Fund ranked in the third or fourth quartile of its peer group in Morningstar’s report for each of the one-, three-, and ten-year periods ended August 31, 2015, and in the second quartile for the five-year period, it outperformed the HFRX Merger Arbitrage Index over each of those periods other than the one-year period ended August 31, 2015.  The Board also considered that WCM Alternatives: Event-Driven Fund ranked in the first quartile of its Morningstar peer group for the one-year period ended June 30, 2015.  The Trustees also noted that WCM Alternatives: Event-Driven Fund still has a relatively short operating history since it commenced operations on January 2, 2014.  The Trustees noted that Morningstar’s report included a relatively low number of peer funds for comparison due to the limited number of registered mutual funds pursuing merger-arbitrage and/or event-driven investment strategies, especially over the longer-term periods.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied with the nature, extent and quality of the services provided by the Adviser and that each Fund’s performance record supported the renewal of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Morningstar, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds.  They considered the Funds’ advisory fees relative to their peer groups.  In this regard, the Independent Trustees noted that each Fund’s net advisory fees and net operating expenses, after taking into account any expense limitation arrangements or advisory fee waivers, remained competitive with its peers. In this regard, the Independent Trustees noted The Merger Fund’s net advisory fees and net operating expenses (Investor

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

Class) were substantially below the median of its peer group and that The Merger Fund VL’s and WCM Alternatives: Event-Driven Fund’s net advisory fees and net operating expenses were at or near their respective peer group medians, notwithstanding their significantly smaller asset size.

The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment strategies similar to the Funds, including where an account is subject to a performance-based fee.  The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients.  In this regard, the Adviser noted that the services provided to these other clients typically consist solely or primarily of portfolio management services.  The Adviser described the additional level of services provided to the Funds under the terms of the Funds’ advisory arrangements or otherwise, such as supplying Fund management, general coordination of the Funds’ other service providers, the provision of middle and back office support functions, provision of certain compliance and regulatory functions, and quarterly preparation and attendance of meetings with the Board, as well as the greater financial obligations and entrepreneurial risks the Adviser undertakes in respect of sponsoring a registered investment company.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds.  The Board noted that, in reporting on its profitability, the Adviser had included an estimated expense for compensation of the Funds’ portfolio managers because the Funds’ portfolio managers are principal owners of the Adviser and do not receive a salary or bonus.  The Board noted that the Adviser would have incurred significant compensation expense if it instead had to hire equivalently qualified portfolio managers to perform the services performed by the owners, which costs would significantly reduce the Adviser’s profitability.  In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were imprecise.  The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, the

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital.  The Independent Trustees concluded that the Adviser’s profitability with respect to The Merger Fund may be relatively high in comparison to other mutual funds, but they noted that the Adviser was among a limited number of investment advisers with an extensive history of providing competitive merger-arbitrage portfolio management services within a registered investment company vehicle and that The Merger Fund’s long-term performance (gross of fees) was favorable relative to the HFRX Merger Arbitrage Index and comparable to the only other two funds with ten years of investment performance in the peer group materials, and each of those was subject to advisory fees that were higher than those of The Merger Fund.

In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds.  The Board and the Independent Trustees concluded within the context of their overall conclusions regarding each of the Agreements that the Adviser’s level of profitability from its relationship with each Fund was not excessive in light of, among other things, the Funds’ competitive advisory fees and expense ratios. The Trustees also considered that the Adviser proposed to continue, also for an additional one-year period, to apply waivers to The Merger Fund’s advisory fee that generally had the effect of breakpoints in the Adviser’s advisory fee and proposed to continue the expense limitation agreements applicable to The Merger Fund VL and WCM Alternatives: Event-Driven Fund.  The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders.  Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Funds’ Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years

Interested Trustees
Roy D. Behren*	Co-President,	Indefinite;	Co-Portfolio Manager	3	None
Westchester Capital	Treasurer and	since 2011	and Co-President
Management, LLC	Trustee	for TMF	of Westchester Capital
100 Summit Lake Drive		and	Management, LLC,
Valhalla, NY 10595		since	the Fund's Adviser,
Year of Birth: 1960		inception	since 2011.
for EDF

Michael T. Shannon*	Co-President	Indefinite;	Co-Portfolio Manager	3	None
Westchester Capital	and	Co-	and Co-President of
Management, LLC	Trustee	President	Westchester Capital
100 Summit Lake Drive		since 2011	Management, LLC, the
Valhalla, NY 10595		and	Fund’s Adviser, since
Year of Birth: 1966		Trustee	2011.
since
2014 for
TMF and
since
inception
for EDF

Non-Interested Trustees
Barry Hamerling	Independent	Indefinite;	Managing Partner of	3	Trustee of
c/o Westchester	Trustee	since	Premium Ice Cream of		AXA Premier
Capital		2007	America since 1995.		VIP Trust
Management, LLC		for TMF	Managing Partner of
100 Summit Lake Drive		and since	B&J Freeport since 1990.
Valhalla, NY 10595		inception	Managing Partner of
Year of Birth: 1946		for EDF	Let-US Creations from
1999 to 2011.

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years

Richard V. Silver	Independent	Indefinite;	Consultant with AXA	3	None
c/o Westchester	Trustee	since	Equitable Life Insurance
Capital		2013	Company from May
Management, LLC		for TMF	2012 to April 2013.
100 Summit Lake Drive		and since	Senior Executive Vice
Valhalla, NY 10595		inception	President, Chief Legal
Year of Birth: 1955		for EDF	Officer and Chief
Administrative Officer
of AXA Equitable Life
Insurance Company from
February 2010 to April
2012.

Christianna Wood	Independent	Indefinite;	Chief Executive Officer	3	Director of
c/o Westchester	Trustee	since	and President of Gore		H&R Block
Capital		2013	Creek Capital, Ltd. since		Corporation;
Management, LLC		for TMF	August 2009.		Director of
100 Summit Lake Drive		and since			International
Valhalla, NY 10595		inception			Securities
Year of Birth: 1959		for EDF			Exchange;
Director of
Grange
Insurance
Officers
Bruce Rubin	Vice	One-year	Chief Operating Officer	N/A	N/A
Westchester Capital	President,	terms;	of Westchester Capital
Management, LLC	Chief	since 2010	Management, LLC, the
100 Summit Lake Drive	Compliance	for TMF	Fund's Adviser.
Valhalla, NY 10595	Officer and	and since
Year of Birth: 1959	Anti-Money	inception
	Laundering	for EDF
Compliance
Officer

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years

Abraham Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		terms;	Westchester Capital
Management, LLC		since 2012	Management, LLC, the
100 Summit Lake Drive		for TMF	Fund’s Adviser since
Valhalla, NY 10595		and since	2011.
Year of Birth: 1975		inception
for EDF

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds or of the Funds’ investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Funds’ investment adviser, Westchester Capital Management, LLC, and because they are officers of the Funds.

**	The fund complex consists of TMF, The Merger Fund VL and EDF.

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2015, certain dividends paid by TMF may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2015 was 53.29% for TMF and 18.96% for EDF.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2015 was 42.47% for TMF and 11.38% for EDF.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2015 was 33.01% for TMF and 57.34% for EDF.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds generally votes proxies relating to portfolio securities may be obtained without charge by calling the Funds’ Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Merger Fund and WCM Alternatives: Event-Driven Fund

PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY 10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant,
Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212
(800) 343-8959

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Trustees
Roy Behren
Michael T. Shannon
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, free of charge, upon request by calling (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$42,800	$42,800
Audit-Related Fees	$ -	$ -
Tax Fees	$12,225	$11,870
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Westchester Capital Funds

By (Signature and Title)*                        /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date     March 11, 2016

By (Signature and Title)*       /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date     March 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                       /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date     March 11, 2016

By (Signature and Title)*                       /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date     March 11, 2016

* Print the name and title of each signing officer under his or her signature.